Exhibit 10.2

EXECUTION VERSION

COLLATERAL AGREEMENT

dated and effective as of August 24, 2023

among

ANYWHERE INTERMEDIATE HOLDINGS LLC,

as Guarantor

ANYWHERE REAL ESTATE GROUP LLC,

each other Grantor party hereto

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Collateral Agent

i

Schedules

Schedule I	Pledged Stock; Debt Securities
Schedule II	Intellectual Property
Schedule III	Commercial Tort Claims
Schedule IV	Filing Offices
Schedule V	Excluded Pledges

Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement
Exhibit II	Apple Ridge Securitization Documents

ii

COLLATERAL AGREEMENT, dated and effective as of August 24, 2023 (this “Agreement”), among ANYWHERE INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Intermediate Holdings”), ANYWHERE REAL ESTATE GROUP LLC, a Delaware limited liability company (the “Company”), each Subsidiary Grantor identified on the signature pages hereto and party hereto (together with Intermediate Holdings, the Company and any other entity that may become a party hereto as provided herein, the “Grantors”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Indenture dated as of the date hereof (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Company, Anywhere Co-Issuer Corp., a Florida corporation (the “Co-Issuer”, and together with the Company, the “Issuers”), Intermediate Holdings, Anywhere Real Estate Inc., a Delaware corporation, (“Holdings”), the Subsidiaries (such term, and all other capitalized terms used herein, as defined and otherwise referenced pursuant to Section 1.01) of the Company party thereto as guarantors, The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and The Bank of New York Mellon Trust Company, N.A., as Trustee, and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, pursuant to which the Company and the Co-Issuer are issuing the Notes.

In consideration of the issuance and sale of the Notes, from which each Grantor will derive substantial benefit, each Grantor has agreed to secure such Grantor’s obligations under the Notes Documents, in each case as set forth herein.

The priority of the Liens and Security Interests created by this Agreement and the right of the Secured Parties to exercise rights and remedies under this Agreement or with respect to the Collateral are subject to the terms of the Intercreditor Agreement. Now therefore, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01 Indenture. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Indenture. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Indenture also apply to this Agreement.

SECTION 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

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“Acceleration Event” means after, or concurrently with, the occurrence of an Event of Default, the maturity of any of the Secured Obligations shall have been accelerated.

“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account, Chattel Paper, General Intangibles, Instruments or Investment Property.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01(a).

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Collateral Documents” has the meaning assigned to such term in the Indenture.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; (b) all registrations and applications for registration of any of the foregoing in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office and the right to obtain all renewals thereof, including those listed on Schedule II; (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Excluded Property” means (1) any vehicle covered by a certificate of title or ownership, whether now owned or hereafter acquired, (2) any cash, deposit accounts and securities accounts, (3) (i) Equity Interests representing more than 65% of the issued and outstanding voting Equity Interests in any “first-tier” Wholly-Owned Foreign Subsidiary directly owned by Intermediate Holdings, the Company or any Subsidiary Grantor, (ii) Equity Interests representing more than 65% of the issued and outstanding voting Equity Interests in any “first-tier” Qualified CFC Holding Company directly owned by Intermediate Holdings, the Company or any Subsidiary Grantor, (iii) any issued and outstanding Equity Interests in any Foreign Subsidiary that is not a “first-tier” Foreign Subsidiary, (iv) any issued and outstanding Equity Interests in any Qualified CFC Holding Company that is not a “first-tier” Qualified CFC Holding Company and (v) any

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issued and outstanding Equity Interests in Immaterial Subsidiaries of Intermediate Holdings, the Company or any Subsidiary Grantor, the Equity Interests of which are not pledged for the benefit of the First Lien Priority Indebtedness or any other Second Lien Priority Indebtedness, (4) to the extent applicable law requires that any Subsidiary of Intermediate Holdings, the Company or any Subsidiary Grantor issues directors’ qualifying shares, such shares or nominee or other similar shares, (5) any Securitization Assets subject to a Permitted Securitization Financing, (6) any Equity Interests in any Insurance Subsidiary except to the extent that a pledge of the Equity Interests thereof is permitted by applicable law, any entity listed on Schedule 1.01A to the Credit Agreement, Unrestricted Subsidiary or other Person that is not directly or indirectly a Subsidiary or is listed on Schedule V hereto, (7) any letter-of-credit rights to the extent Intermediate Holdings, the Company or any Subsidiary Grantor is required by applicable law to apply the proceeds of a drawing of such letter of credit for a specified purpose, (8) any right, title or interest in any license, contract or agreement to which Intermediate Holdings, the Company or any Subsidiary Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of, any license, contract or agreement to which Intermediate Holdings, the Company or a Subsidiary Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to certain provisions of the New York UCC or any other applicable law (including, without limitation, Title 11 of the United States Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Intermediate Holdings, the Company or such Subsidiary Grantor, as applicable, shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (9) any Equity Interests acquired after the Issue Date (other than Equity Interests in the Company or, in the case of any person which is a Subsidiary, Equity Interests in such person issued or acquired after such person became a Subsidiary) in accordance with the terms of the Indenture if, and to the extent that, and for so long as (A) doing so would violate applicable law or a contractual obligation binding on such Equity Interests and (B) with respect to contractual obligations, such obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Subsidiary, (10) any Equipment owned by Intermediate Holdings, the Company or any Subsidiary Grantor that is subject to a purchase money lien or a Financed Lease Obligation if the contract or other agreement in which such Lien is granted (or the documentation providing for such Financed Lease Obligation) prohibits or requires the consent of any person other than Intermediate Holdings, the Company or any Subsidiary Grantor as a condition to the creation of any other security interest on such Equipment, (11) any real property that is not Material Real Property, any real property acquired by the Company or any Subsidiary in the ordinary course of its relocation services business and all leasehold interests in real property, (12) any assets acquired after the Issue Date, to the extent that, and for so long as, the grant of a security interest in such assets would violate an enforceable contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets (except in the case of assets acquired with Indebtedness permitted pursuant to Section 4.09(b)(4) of the Indenture that is secured by a Permitted Lien), (13) any cash granted or otherwise pledged to secure reimbursement and other obligations with respect to letters of credit and similar instruments

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constituting First Lien Priority Indebtedness, which cash does not secure any of the other First Lien Priority Indebtedness, or any other Second Lien Priority Indebtedness, (14) certain assets as to which the Controlling First Lien Priority Representative (as defined in the Intercreditor Agreement) reasonably determines that the cost of obtaining or perfecting a security interest therein are excessive in relation to the value of the security to be afforded thereby, (15) any “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of Lanham Act is submitted to, and accepted by, the United States Patent and Trademark Office, solely to the extent and for the duration, if any, that the pledge or grant of a security interest in such application prior to such filing would result in the invalidation of such application or any resulting registration and (16) any real property held by Intermediate Holdings or any of its Subsidiaries as a lessee under a lease.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.03.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under IP Agreements, leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantor” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Guarantors” means Holdings and the collective reference to each Grantor other than the Company.

“Holder” means any Person which holds one or more Notes from time to time.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Immaterial Subsidiary” means any Subsidiary of Intermediate Holdings or the Company that (a) did not, as of the last day of the fiscal quarter of the Company most recently ended, have assets with a value in excess of 5.0% of the Total Assets or revenues representing in excess of 5.0% of total revenues of the Company and its Subsidiaries on a consolidated basis as of such date, and (b) taken together with all Immaterial Subsidiaries as of the last day of the fiscal quarter of the Company most recently ended, did not have assets with a value in excess of 10% of Total Assets or revenues representing in excess of 10% of total revenues of the Company and its Subsidiaries on a consolidated basis as of such date.

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“Intellectual Property” means all intellectual property of every kind and nature now owned or hereafter acquired by any Grantor, including, inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Intellectual Property Security Agreement” means a security agreement in the form hereof or a short form hereof, in each case, which form shall be reasonably acceptable to the Collateral Agent.

“Intercreditor Agreement” means the First Lien/Second Lien Intercreditor Agreement, dated as of August 24, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time), among the Company, Intermediate Holdings, the other Grantors, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the First Lien Priority Secured Parties under the Term Loan B/Revolving Credit Agreement (as defined therein) and as administrative agent and collateral agent the First Lien Priority Secured Parties under the Term Loan A Credit Agreement (as defined therein), the Collateral Agent and each additional First Lien Priority Representative and additional Second Lien Priority Representative from time to time party thereto.

“IP Agreements” means all Copyright Licenses, Patent Licenses, Trademark Licenses, and all other agreements relating to the license, development, use or disclosure of any Intellectual Property to which a Grantor, now or hereafter, is a party or a beneficiary.

“Issue Date” means August 24, 2023.

“Material Adverse Effect” means a material adverse effect on the business, property, operations or condition of the Company and its Subsidiaries, taken as a whole, or the validity or enforceability of any of the material Note Documents or the rights and remedies of the Collateral Agent, the Trustee and the Holders thereunder.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Note Documents” means the Indenture, the Notes and the Collateral Documents.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, and all applications for letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, (b) all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein, including the right to make, use, import and/or sell the inventions disclosed or claimed therein, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

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“Perfection Certificate” means the Perfection Certificate delivered by the Company to the Collateral Agent, on or prior to the Issue Date.

“Permitted Liens” means any Lien permitted by Section 4.12 of the Indenture.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Secured Obligations” means the (i) the Obligations of the Grantors under the Indenture and the Notes (including pursuant to the Intermediate Holdings Guarantee and the Note Guarantees) and (ii) whether or not constituting Obligations, the unpaid principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Company or any other Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Company or any other Grantor to the Collateral Agent, the Trustee or any Holder of the Notes which may arise under or in connection with any Note Documents.

“Secured Parties” means (a) the Holders of the Notes, (b) the Collateral Agent and the Trustee, (c) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Note Document and (d) the successors and permitted assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01(a).

“Subsidiary Grantor” means (a) each entity party hereto on the Issue Date and identified as a “Subsidiary Grantor” on the signature pages hereto and (b) each additional Subsidiary that becomes a Grantor pursuant to Section 4.15 of the Indenture.

“Supplement” has the meaning assigned to such term in Section 7.16.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to use any Trademark now or hereafter owned by any third party and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

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“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule II, (b) all goodwill associated therewith or symbolized thereby, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Wholly-Owned Foreign Subsidiary” of any person shall mean a Foreign Subsidiary of such person that is a Wholly Owned Subsidiary.

ARTICLE II

[RESERVED]

ARTICLE III

PLEDGE OF SECURITIES

SECTION 3.01 Pledge. Subject to the last paragraph of Section 4.01(a), as security for the payment or performance, as the case may be, in full of its Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under, whether now existing or hereafter arising or acquired from time to time, (i) the Equity Interests directly owned by it (including those listed on Schedule I) and any other Equity Interests obtained in the future by such Grantor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include any Excluded Property; (ii)(A) the debt obligations listed opposite the name of such Grantor on Schedule I, (B) any debt obligations in the future issued to such Grantor having, in the case of each instance of debt securities, an aggregate principal amount in excess of $5.0 million, and (C) the certificates, promissory notes and any other instruments, if any, evidencing such debt obligations (the “Pledged Debt Securities” and, together with the property described in clauses (ii)(A) and (B) above, the “Pledged Debt”); (iii) subject to Section 3.05 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of the Pledged Stock and the Pledged Debt; (iv) subject to Section 3.05 hereof, all rights and privileges of such Grantor with respect to the Pledged Stock, Pledged Debt and other property referred to in clause (iii) above; and (v) all proceeds of any of the foregoing (the Pledged Stock, Pledged Debt and other property referred to in clauses (iii) through (v) above being collectively referred to as the “Pledged Collateral”). The Collateral Agent agrees to execute an amendment to this Section 3.01 (if necessary) to exclude from the Pledged Stock any Equity Interest which is Excluded Property.

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TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02 Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities (i) are Equity Interests in the Company or in Subsidiaries or (ii) in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02. If any Pledged Stock that is uncertificated on the date hereof shall hereinafter become certificated, or if any Grantor shall at any time hold or acquire any certificated securities included in the Pledged Collateral, the applicable Grantor shall promptly cause the certificate or certificates representing such Pledged Stock to be delivered to the Collateral Agent, for the benefit of the Secured Parties, together with accompanying stock powers or other documentation required by Section 3.02(c). None of the Grantors shall permit any third party to “control” (for purposes of Section 8-106 of the New York UCC (or any analogous provision of the Uniform Commercial Code in effect in the jurisdiction whose law applies)) any uncertificated securities that constitute Pledged Collateral other than the Collateral Agent.

(b) To the extent any Indebtedness for borrowed money constitutes Pledged Collateral (other than (i) intercompany current liabilities in connection with the cash management operations of Holdings and its Subsidiaries or (ii) to the extent that a pledge of such promissory note or instrument would violate applicable law) owed to any Grantor is evidenced by a promissory note or an instrument, such Grantor shall cause such promissory note, if evidencing Indebtedness in excess of $5.0 million, to be pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent, may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I (or a supplement to Schedule I, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

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SECTION 3.03 Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that as of the Issue Date:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be (i) pledged pursuant to this Agreement or the Indenture, or (ii) delivered pursuant to Section 3.02;

(b) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Grantor’s knowledge) are legal, valid and binding obligations of the issuers thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

(c) except for the security interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Indenture, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Indenture and other than Permitted Liens and (iv) subject to the rights of such Grantor under the Note Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest hereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Indenture or the schedules thereto, and except for restrictions and limitations imposed by the Note Documents or securities laws generally, or otherwise permitted to exist pursuant to the terms of the Indenture, the Pledged Stock (other than partnership interests) is and will continue to be freely transferable and assignable, and none of the Pledged Stock is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Stock hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

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(f) other than as set forth in the Indenture or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (or the transfer of the Pledged Securities upon a foreclosure thereof (other than compliance with any securities law applicable to the transfer of securities)), in each case other than such as have been obtained and are in full force and effect;

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities (including Pledged Stock of any Domestic Subsidiary or any Qualified CFC Holding Company) are delivered to the Collateral Agent, for the benefit of the Secured Parties, in accordance with this Agreement and a financing statement covering such Pledged Securities is filed in the appropriate filing office, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities under the New York UCC, subject only to Permitted Liens permitted under the Indenture, as security for the payment and performance of the Secured Obligations; and

(h) each Grantor that is an issuer of the Pledged Collateral confirms that it has received notice of the security interest granted hereunder and consents to such security interest and, upon the occurrence and during the continuation of an Event of Default, agrees to transfer record ownership of the securities issued by it in connection with any request by the Collateral Agent.

SECTION 3.04 Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Grantor shall use its commercially reasonable efforts to cause any Grantor that is not a party to this Agreement to comply with a request by the Collateral Agent, pursuant to this Section 3.04, to exchange certificates representing Pledged Securities of such Grantor for certificates of smaller or larger denominations.

SECTION 3.05 Voting Rights; Dividends and Interest, Etc. Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantors of the Collateral Agent’s intention to exercise its rights hereunder or under the Indenture, as applicable:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture and the other Note Documents; provided that, except as permitted under the Indenture, such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Indenture or any other Note Document or the ability of the Secured Parties to exercise the same.

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(ii) The Collateral Agent shall, at such Grantor’s sole expense and upon receipt of a written request, promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Note Documents and applicable laws; provided, that (A) any noncash dividends, interest, principal or other distributions, payments or other consideration in respect thereof, including any rights to receive the same to the extent not so distributed or paid, that would constitute Pledged Securities to the extent such Grantor has the rights to receive such Pledged Securities if they were declared, distributed and paid on the date of this Agreement, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities, received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise or (B) any non-cash dividends and other distributions paid or payable in respect of any Pledged Securities that would constitute Pledged Securities to the extent such Grantor has the rights to receive such Pledged Securities if they were declared, distributed and paid on the date of this Agreement, in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent). This clause (iii) shall not apply to dividends between or among the Company, the Grantors and the Subsidiaries consisting only of property which is subject to a perfected security interest under this Agreement; provided that the Company notifies the Collateral Agent in writing, specifically referring to this Section 3.05, at the time of such dividend and takes any actions the Collateral Agent specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

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(b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Agent to the Company of the intention of the Collateral Agent to exercise its rights hereunder or under the Indenture, as applicable, all rights of any Grantor to receive dividends, interest, principal or other distributions with respect to Pledged Securities that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.05 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Collateral Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided, however, that prior to the occurrence of an Acceleration Event, any Grantor may continue to exercise dividend and distribution rights solely to the extent permitted under clause (12) and clause (13) (other than clause (B) thereof) of Section 4.07(b) of the Indenture and solely to the extent that such amounts are required by Holdings for the stated purposes thereof. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.05 shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the benefit of the Secured Parties, in the same form as so received (with any necessary endorsements). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02 hereof. After all Events of Default have been cured or waived and a Responsible Officer has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.05 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Agent to the Company of the intention of the Collateral Agent, to exercise its rights hereunder or under the Indenture, as applicable, all rights of any Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.05 with respect to Pledged Securities, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.05, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and a Responsible Officer has delivered to the Collateral Agent a certificate to that effect, each Grantor shall have the right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 3.05 and the obligations of the Collateral Agent under paragraph (a)(ii) shall be in effect.

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ARTICLE IV

SECURITY INTERESTS IN OTHER PERSONAL PROPERTY

SECTION 4.01 Security Interest. (a) As security for the payment or performance when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, in full of its Secured Obligations, each Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Money and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Inventory and all other Goods not otherwise described above;

(ix) all Investment Property;

(x) all Intellectual Property;

(xi) all Commercial Tort Claims with respect to the matters described on Schedule III;

(xii) all other personal property not otherwise described above (except for property specifically excluded from any defined term used in any of the foregoing clauses);

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all other personal property of such Grantor, whether tangible or intangible, and all accessions to, substitutions and replacements for, and all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing;

provided, however, that this Agreement shall not constitute a grant of a security interest in, and the term Article 9 Collateral shall not include, any Excluded Property.

Notwithstanding anything to the contrary in this Agreement or in the Indenture, no property of any Grantor shall constitute Excluded Property, or otherwise be excluded from the definition of Pledged Collateral or Article 9 Collateral, if such property constitutes collateral security obligations of such Grantor under any First Lien Priority Indebtedness or any Second Lien Priority Indebtedness.

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(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time, and irrevocably agrees to file or cause to be filed, in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets, whether now owned or hereafter acquired” or “all property, whether now owned or hereafter acquired” or using words of similar import. Each Grantor agrees to provide promptly to the Collateral Agent copies of all such filings.

Each Grantor further authorizes the Collateral Agent to file, and itself agrees to file or cause to be filed, with the United States Patent and Trademark Office or United States Copyright Office such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of such Grantor, and naming such Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything to the contrary in this Agreement or in the Indenture, unless any Grantor is required to do so under any First Lien Priority Indebtedness, no Grantor shall be required to (i) enter into any deposit account control agreement or securities account control agreement with respect to any cash, deposit account or securities account, (ii) perfect any security interest in Collateral to the extent such perfection (or the steps required to provide such perfection) would have a material adverse effect on the ability of the relevant Grantor to conduct its operations and business in the ordinary course as permitted by the Note Documents or (iii) perfect any security interest in receivables or other Collateral to the extent such perfection would require notice to customers of the Grantors prior to the time that an Event of Default has occurred and is continuing.

SECTION 4.02 Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that, as of the Issue Date:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Indenture.

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(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete, in all material respects, as of the Issue Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral that have been prepared based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule IV constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States issued and pending Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Grantor represents and warrants that a fully executed Intellectual Property Security Agreement containing a description of all Article 9 Collateral including all material Intellectual Property with respect to United States issued Patents (and Patents for which United States applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been delivered for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such material Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registrations or applications for Patents, Trademarks and Copyrights acquired or obtained after the date hereof). The Company shall promptly deliver to the Collateral Agent copies of the as filed Intellectual Property Security Agreements and confirm to the Collateral Agent the filing and recordation thereof with the applicable office.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions

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and (iii) subject to the filings described in Section 4.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office upon the making of such filings with such office, in each case, as applicable, with respect to material Intellectual Property Collateral. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens. Notwithstanding anything to the contrary herein, it is understood and agreed that no Grantor shall be required to take any action outside the United States to perfect or assist in the perfection of any Intellectual Property.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any agreement in which any Grantor grants any interest in any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any agreement in which any Grantor grants any interest in any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) None of the Grantors holds any Commercial Tort Claim individually in excess of $5.0 million as of the Issue Date except as indicated on the Perfection Certificate.

(f) As to itself and its Article 9 Collateral consisting of Intellectual Property (the “Intellectual Property Collateral”):

(i) The Intellectual Property Collateral set forth on Schedule II includes all of the material registrations and material applications for Patents and Trademarks and material registrations for Copyrights owned or exclusively licensed by, and all exclusive Copyright Licenses where a Grantor receives an exclusive license to a specifically enumerated U.S. registered Copyright as of the date hereof.

(ii) The Intellectual Property Collateral (excluding IP Agreements) is subsisting and has not been adjudged invalid or unenforceable in whole or part, and, to such Grantor’s knowledge, is valid and enforceable, except as would not reasonably be expected to have a Material Adverse Effect. Such Grantor has no knowledge of any uses of any item of Intellectual Property Collateral (excluding IP Agreements) that would be expected to lead to such item becoming invalid or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect.

(iii) Such Grantor has made or performed all commercially reasonable acts, including without limitation filings, recordings and payment of all required fees and taxes, required to maintain and protect its interest in the Intellectual Property Collateral (excluding IP Agreements) that is reasonably necessary for the operation of its business in full force and effect in the United States and such Grantor has used proper statutory notice in connection with its use of each Patent, Trademark and Copyright in the Intellectual Property Collateral, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

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(iv) With respect to each IP Agreement, the absence, termination or violation of which would reasonably be expected to have a Material Adverse Effect: (A) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (B) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured or waived; and (C) neither such Grantor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement.

(v) Except as would not reasonably be expected to have a Material Adverse Effect, no Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.

SECTION 4.03 Covenants. (a) The Company agrees promptly to notify the Collateral Agent in writing of any change (i) in the corporate or organization name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the Federal Taxpayer Identification Number or organizational identification number of any Grantor or (iv) in the jurisdiction of organization of any Grantor. The Company agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence.

(b) Subject to the rights of such Grantor under the Note Documents to dispose of Collateral, each Grantor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as may from time to time be reasonably required to better assure, preserve, protect, defend and perfect the Security Interest and the rights and remedies created hereby, including, without limitation, (i) the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest, and (ii) the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith, all in accordance with the terms hereof and of Article 14 of the Indenture. If any Indebtedness payable under or in connection with any of the Article 9 Collateral that is in excess of $5.0 million shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

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(d) After the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right (but in no event shall it have the obligation) to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option and, prior to the occurrence of an Event of Default, upon written notice to the Company, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Note Documents.

(f) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Indenture. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Indenture.

(h) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may (but shall in no event be required to), without waiving or releasing any obligation or liability of the Grantors hereunder or

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any Event of Default, in its sole discretion and, prior to the occurrence of an Event of Default, upon written notice to the Company, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(h), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

SECTION 4.04 Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments (other than checks received and processed in the ordinary course of business) or tangible Chattel Paper evidencing an amount in excess of $5.0 million, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by any necessary instruments of transfer or assignment duly executed in blank.

(b) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5.0 million, such Grantor shall promptly notify the Collateral Agent in writing thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all under the terms and provisions of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

SECTION 4.05 Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except as permitted under the Indenture, each Grantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees or sublicensees from doing any act or omitting to do any act) whereby any Patent that is material to the normal conduct of such Grantor’s business may become prematurely invalidated, abandoned, lapsed or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve such Grantor’s rights under applicable patent laws.

(b) Except as permitted under the Indenture, each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) consistent with its prior practice, display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as permitted under applicable law and (iv) not knowingly use or knowingly permit its licensees’ or sublicensees’ use of such Trademark in violation of any third-party rights.

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(c) Except as permitted under the Indenture, each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a Copyright material to the ordinary conduct of such Grantor’s business that it publishes, displays and distributes, and, consistent with its prior practice, use copyright notice as permitted under applicable copyright laws.

(d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the ordinary conduct of such Grantor’s business has permanently become abandoned, lapsed or dedicated to the public, or of any materially adverse determination, excluding non-material office actions and similar determinations or developments in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Grantor’s ownership of any such Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Grantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on a quarterly basis of each registration or application made by itself, or through any agent, employee, licensee or designee at such Grantor’s request, for any Patent or Trademark with the United States Patent and Trademark Office or, on a quarterly basis, of each registration made by itself, or through any agent, employee, licensee or designee at such Grantor’s request, for any Copyright with the United States Copyright Office, respectively, or any comparable office or agency in any other country filed during the preceding period, (ii) promptly execute and deliver any and all agreements, instruments, documents and papers necessary to evidence the Collateral Agent’s security interest in such U.S. Patent, Trademark or Copyright and the perfection thereof, and (iii) promptly execute and deliver any and all agreements, instruments, documents and papers necessary to evidence the Collateral Agent’s security interest in such non-U.S. Patent, Trademark or Copyright and the perfection thereof, to the extent executed and delivered pursuant to any First Lien Priority Indebtedness.

(f) Each Grantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the ordinary conduct of such Grantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the ordinary conduct of such Grantor’s business, including, when applicable and necessary in such Grantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

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(g) In the event that any Grantor knows that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the ordinary conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Collateral Agent (other than infringements, misappropriations or dilutions by franchisees or former franchisees unless and until such franchisee or former franchisee challenges the validity of any such Patent, Trademark or Copyright) and shall, if such Grantor deems it necessary in its reasonable business judgment, take such actions as are reasonably appropriate under the circumstances, which may include suing and recovering damages.

SECTION 4.06 Insurance. (a) Each Grantor agrees to maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations and cause the Collateral Agent to be listed as loss payee on property and casualty policies, and as an additional insured on liability policies; provided that (i) workers’ compensation insurance or similar coverage may be effected with respect to its operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction and (ii) such insurance may contain self-insurance retention and deductible levels consistent with normal industry practice.

(b) With respect to any real property on which there is a mortgage granted for the benefit of the Holders (“Mortgaged Properties”), if at any time the area in which the relevant premises are located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), each Grantor shall obtain flood insurance in such reasonable total amount as the First Lien Priority Representative (as defined in the Intercreditor Agreement) may from time to time reasonably require with respect to such Mortgaged Properties, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

(c) In connection with the covenants set forth in this Section 4.06, it is understood and agreed that:

(i) none of the Collateral Agent, the Holders, the other Secured Parties and their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 4.06, it being understood that (A) the Grantors shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Collateral Agent, the Holders, the other Secured Parties or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then the Company, on behalf of itself and behalf of each of its Subsidiaries, hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of their Subsidiaries to waive, its right of recovery, if any, against the Collateral Agent, the Holders, the other Secured Parties and their agents and employees; and

(ii) the designation of any form, type or amount of insurance coverage by the Collateral Agent under this Section 4.06 shall in no event be deemed a representation, warranty or advice by the Collateral Agent, the Holders or the other Secured Parties that such insurance is adequate for the purposes of the business of the Company and the Subsidiaries or the protection of their properties.

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ARTICLE V

REMEDIES

SECTION 5.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained with the use of commercially reasonable efforts, which each Grantor hereby agrees to use) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Grantor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party with respect to the Secured Obligations under the applicable Uniform Commercial Code or other applicable law or in equity. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

To the extent any notice is required by applicable law, the Collateral Agent shall give the applicable Grantors 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the intention of the Collateral Agent to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at

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a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02 Application of Proceeds. (a) Subject to the provisions of the Intercreditor Agreement, the Collateral Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent and the Trustee in connection with such collection or sale or otherwise in connection with this Agreement, any other Note Document or any of the Secured Obligations secured by such Collateral, including without limitation all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Trustee hereunder or under any other Note Document on behalf of any Grantor, any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Note Document, and all other fees, indemnities and other amounts owing or reimbursable to the Collateral Agent under any Note Document in its capacity as such;

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SECOND, to the payment in full of the other Secured Obligations secured by such Collateral (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of such Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall, subject to the provisions of the Intercreditor Agreement, have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03 Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, “blue sky” or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

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ARTICLE VI

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 6.01 Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 6.03 hereof), the Company agrees that (a) in the event a payment shall be made by any Subsidiary Grantor under the Note Documents in respect of any Guarantor Obligation of the Company, the Company shall indemnify such Subsidiary Grantor for the full amount of such payment and such Subsidiary Grantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an obligation owed to any Secured Party by the Company, the Company shall indemnify such Subsidiary Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02 Contribution and Subrogation. Each Subsidiary Grantor (a “Contributing Party”) agrees (subject to Section 6.03 hereof) that, in the event a payment shall be made by any other Subsidiary Grantor hereunder in respect of any Guarantor Obligation, or assets of any other Subsidiary Grantor shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation owed to any Secured Party and such other Subsidiary Grantor (the “Claiming Party”) shall not have been fully indemnified by the Company as provided in Section 6.01 hereof, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties on the date hereof (or, in the case of any Subsidiary Grantor becoming a party hereto pursuant to Section 7.16 hereof, the date of the supplement hereto executed and delivered by such Subsidiary Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 6.03 Subordination; Subrogation. (a) Subject to the limitations set forth in Section 10.02 and Section 11.02 of the Indenture, to the extent permitted by law and to the extent to do so would not constitute unlawful financial assistance, each Grantor hereby subordinates any and all debts, liabilities and other obligations owed to such Grantor by each other Grantor (the “Subordinated Obligations”) to the Secured Obligations (other than contingent or unliquidated obligations or liabilities) owed by it to the extent and in the manner hereinafter set forth in this Section 6.03:

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(i) Prohibited Payments, Etc. Each Grantor may receive payments from any other Grantor on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default, upon the Collateral Agent’s request, as directed in writing by the Holders of a majority in aggregate principal amount of the then outstanding Notes, no Grantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations until the Secured Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash.

(ii) Prior Payment of Secured Obligations. In any proceeding under the U.S. Bankruptcy Code or any other U.S. federal, U.S. state or non-U.S. bankruptcy, insolvency, receivership or similar law in any jurisdiction relating to any other Grantor, each Grantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Secured Obligations (including all interest and expenses accruing after the commencement of a proceeding under any U.S. Bankruptcy Code or any other U.S. federal, state bankruptcy, insolvency, receivership or similar law in any jurisdiction, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) (other than contingent or unliquidated obligations or liabilities) before such Grantor receives payment of any Subordinated Obligations.

(iii) Turn-Over. After the occurrence and during the continuance of any Event of Default, each Grantor shall, upon the Collateral Agent’s request, as directed in writing by the Holders of a majority in aggregate principal amount of the then outstanding Notes, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for (or, in any jurisdiction whose law does not include the concept of trusts, for the account of) the Secured Parties and deliver such payments to the Collateral Agent on account of the Secured Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Grantor under the other provisions of this Agreement.

(iv) Collateral Agent Authorization. Subject to the Intercreditor Agreement and after the occurrence and during the continuance of any Event of Default, the Collateral Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Grantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Secured Obligations (including any and all Post-Petition Interest), and (ii) to require each Grantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Collateral Agent for application to the Secured Obligations (including any and all Post-Petition Interest).

(b) Subject to the limitations set forth in Section 10.02 and Section 11.02 of the Indenture, each Grantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Grantor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Grantor’s obligations under or in respect of this Agreement or any other Note Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Company, any other Grantor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law,

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including, without limitation, the right to take or receive from the Company, any other Grantor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement shall have been paid in full in cash, and each Grantor agrees that it will not be entitled to bring any action, claim, suit or other proceeding in respect of any right it may have in respect of any payment on its Guarantee or other obligation hereunder until such time. If any amount shall be paid to any Grantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Grantor and shall forthwith be paid or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Secured Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Note Documents, or to be held as Collateral for any Secured Obligations or other amounts payable under such guarantee thereafter arising. If (i) any Grantor shall make payment to any Secured Party of all or any part of the Secured Obligations, and (ii) all of the Secured Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement shall have been paid in full in cash, the Collateral Agent will, at such Grantor’s request and expense, execute and deliver to such Grantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment made by such Grantor pursuant to this Agreement.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 15.01 of the Indenture. All communications and notices hereunder to any Grantor shall be given to it in care of the Company, with such notice to be given as provided in Section 15.01 of the Indenture.

The Collateral Agent shall have the right to accept and act upon Instructions, given pursuant to this Agreement and delivered using Electronic Means; provided, however, that the Grantors shall provide to the Collateral Agent an incumbency certificate listing the Authorized Officers with the authority to provide such Instructions and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Grantors whenever a person is to be added or deleted from the listing. If the Grantors elect to give the Collateral Agent Instructions using Electronic Means and the Collateral Agent in its discretion elects to act upon such Instructions, the Collateral Agent’s understanding of such Instructions shall be deemed controlling. The Grantors understand and agree that the Collateral Agent cannot determine the identity of the actual sender of such Instructions and that the Collateral Agent shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Collateral Agent have been sent by such Authorized Officer. The Grantors shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Collateral Agent and that the Grantors and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and

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authorization codes, passwords and/or authentication keys upon receipt by the Grantos. The Collateral Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Agent’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. Each Grantor agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Collateral Agent, including without limitation the risk of the Collateral Agent acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Collateral Agent and that there may be more secure methods of transmitting Instructions than the method(s) selected by such Grantor; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Collateral Agent immediately upon learning of any compromise or unauthorized use of the security procedures.

SECTION 7.02 [RESERVED].

SECTION 7.03 Limitation By Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

SECTION 7.04 Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as contemplated or permitted by this Agreement or the Indenture. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.05 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent (unless permitted under the Indenture).

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SECTION 7.06 Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 7.07 of the Indenture.

(b) Without limitation of its indemnification obligations under the other Note Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent against, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (except the allocated cost of in-house counsel), incurred by or asserted against the Collateral Agent arising out of, in connection with, or as a result of (i) the execution, delivery or performance of this Agreement or any other Note Document to which such Grantor is a party or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not the Collateral Agent is a party thereto; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of by the Collateral Agent.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Note Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Note Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

SECTION 7.07 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all

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or any of the Collateral; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement (in accordance with its terms), as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.08 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09 Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Trustee or any Holder of the Notes in exercising any right, power or remedy hereunder or under any other Note Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent, the Trustee and the Holders of the Notes hereunder and under the other Note Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the issuance of the Notes shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent, the Trustee or any Holder of the Notes may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture.

SECTION 7.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS

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AGREEMENT OR ANY OTHER NOTE DOCUMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Note Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, the New York UCC or any other similar state laws based on the Uniform Electronic Transactions Act. Without limiting the generality of the foregoing, each of the parties hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the parties hereto, electronic images of this Agreement (including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement, including with respect to any signature pages thereto. For purposes of this Section 7.12, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

SECTION 7.13 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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SECTION 7.14 Jurisdiction; Consent to Service of Process. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Note Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Trustee or any Holder of the Notes may otherwise have to bring any action or proceeding relating to this Agreement or any other Note Document against any Grantor, or its properties, in the courts of any jurisdiction.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Note Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 7.15 Termination or Release. (a) This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when all the outstanding Secured Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash.

(b) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released as permitted by and in accordance with the Indenture.

(c) The Security Interest in any Collateral shall be released to the extent provided in Section 14.07 of the Indenture or Section 4.2(a) of the Intercreditor Agreement.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 7.15, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense all documents that such Grantor shall reasonably request to evidence such termination or release and will duly assign and transfer to such Grantor such of the Pledged Collateral so released that may be in the possession of the Collateral Agent that has not theretofore been sold or otherwise applied or released pursuant to this Agreement (subject, however, to the obligations of the Collateral Agent under the Intercreditor Agreement). Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

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SECTION 7.16 Additional Subsidiaries. Upon execution and delivery by the Collateral Agent and any Subsidiary that is required to become a party hereto by Section 4.15 of the Indenture of an instrument in the form of Exhibit I hereto (with such additions to such form as the Collateral Agent and the Company may reasonably agree in the case of any such Subsidiary) (a “Supplement”), such entity shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17 No Limitations, Etc. (a) Except for termination of a Grantor’s obligations hereunder as expressly provided for in Section 7.15 or, with respect to any Subsidiary Grantor that becomes a party hereto pursuant to Section 7.16 or otherwise, in any Supplement to this Agreement, the obligations of each Grantor hereunder and grant of security interests by such Grantor shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of, and all rights of the Collateral Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of, the invalidity, illegality or unenforceability of the Secured Obligations (including with respect to any guarantee under the Indenture) or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, all rights of the Collateral Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Grantor hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise affected by, and shall be absolute and unconditional irrespective of, and each Grantor hereby waives any defense to the enforcement hereof by reason of:

(i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Note Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, increase in the Secured Obligations with respect to, or any release from any of the terms or provisions of, any Note Document or any other agreement, including with respect to any Grantor under this Agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Collateral Agent or any other Secured Party for the Secured Obligations, including with respect to any Grantor under this Agreement;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations, including with respect to any Grantor under this Agreement;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of the Company or any Grantor or otherwise operate as a discharge of the Company or any Grantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Secured Obligations);

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(vi) any illegality, lack of validity or enforceability of any Secured Obligation, including with respect to any Grantor under this Agreement;

(vii) any change in the corporate existence, structure or ownership of any Grantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting a Grantor or its assets or any resulting release or discharge of any Secured Obligation, including with respect to any Grantor under this Agreement;

(viii) the existence of any claim, set-off or other rights that the Grantor may have at any time against any other Grantor, the Collateral Agent, the Trustee or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(ix) any action permitted or authorized hereunder; or

(x) any other circumstance (including without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent or the Trustee that might otherwise constitute a defense to, or a legal or equitable discharge of, the Company or the Grantor or any other guarantor or surety.

Each Grantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Grantor hereunder.

(b) To the fullest extent permitted by applicable law, each Grantor waives any defense based on or arising out of any defense of any other Grantor or the unenforceability of the Secured Obligations, including with respect to any Guarantor under the Indenture, or any part thereof from any cause, or the cessation from any cause of the liability of any other Grantor, other than the payment in full in cash or immediately available funds of all the Secured Obligations (other than contingent or unliquidated obligations or liabilities). The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with any other Grantor or exercise any other right or remedy available to them against any other Grantor, without affecting or impairing in any way the liability of any Grantor hereunder except to the extent the Secured Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Grantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Grantor against any other Grantor, as the case may be, or any security.

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SECTION 7.18 Secured Party Authorizations and Indemnifications. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party other than the Collateral Agent (whether or not a signatory hereto) shall be deemed irrevocably, to the maximum extent permitted by law, (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 7.19 Securitization Acknowledgements. For purposes of this Section 7.19, capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), among Apple Ridge Services Corporation (“ARSC”), Cartus Corporation (“Cartus”), Cartus Financial Corporation (“CFC”), Apple Ridge Funding LLC (“ARF”) and U.S. Bank National Association (the “Apple Ridge Trustee”), or, if not defined therein, as assigned to such terms in the “Purchase Agreement”, “Receivables Purchase Agreement” or “Indenture” referred to therein, in each case as each such agreement has been amended, restated, supplemented or otherwise modified from time to time. Conformed copies of the Transfer and Servicing Agreement, the Purchase Agreement, the Receivables Purchase Agreement and the Indenture are collectively attached to this Agreement as Exhibit II. Subsequent references in this Section 7.19(a) to ARSC, Cartus and CFC below shall mean and be references to such corporations as they currently exist but shall also include references to any limited liability companies which succeed to the assets and liabilities of such companies in connection with a conversion of any such corporation into a limited liability company. The Collateral Agent acknowledges and agrees, and each Secured Party by its holding a Note and/or its acceptance of the benefits of this Agreement acknowledges and agrees, as follows, solely in its capacity as a Secured Party:

(i) Each Secured Party hereby acknowledges that (A) CFC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing Cartus Purchased Assets (originally referred to as CMSC Purchased Assets) from Cartus pursuant to the Purchase Agreement, making Equity Payments, Equity Loans, Mortgage Payoffs and Mortgage Payments to or on behalf of employees or otherwise purchasing Homes in connection with the Pool Relocation Management Agreements, funding such activities through the sale of CFC Receivables (originally referred to as CMF Receivables) to ARSC, and such other activities as it deems necessary or appropriate in connection therewith, (B) ARSC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing from CFC all CFC Receivables acquired by CFC from Cartus or otherwise originated by CFC, funding such acquisitions through the sale of the CFC Receivables to ARF and such other activities as it deems necessary or appropriate to carry out such

35

activities, and (C) ARF is a limited purpose limited liability company whose activities are limited in its limited liability company agreement to purchasing the Pool Receivables from ARSC, funding such acquisitions through the issuance of the notes issued pursuant to the Indenture referred to in the Transfer and Servicing Agreement (the “Apple Ridge Notes”), pledging such Pool Receivables to the Apple Ridge Trustee and such other activities as it deems necessary or appropriate to carry out such activities.

(ii) Each Secured Party hereby acknowledges and agrees that (A) the foregoing transfers are intended to be true and absolute sales as a result of which Cartus has no right, title and interest in and to any of the Cartus Purchased Assets, any Homes acquired by CFC in connection therewith or any CFC Receivables, including any Related Property relating thereto, any proceeds thereof or earnings thereon (collectively, the “Pool Assets”), (B) none of CFC, ARSC or ARF is a Grantor, (C) such Secured Party is not a creditor of, and has no recourse to, CFC, ARSC or ARF pursuant to the Indenture or any other Note Document, and (D) such Secured Party has no lien on or claim, contractual or otherwise, arising under the Indenture or any other Note Document to the Pool Assets (whether now existing or hereafter acquired and whether tangible or intangible); provided that nothing herein shall limit any rights the Secured Parties may have to any proceeds or earnings which are transferred from time to time to Cartus by CFC, ARSC or ARF.

(iii) No Secured Party will institute against or join any other person in instituting against CFC, ARSC or ARF any insolvency proceeding, or solicit, join in soliciting, cooperate with or encourage any motion in support of, any insolvency proceeding involving CFC, ARSC or ARF until one year and one day after the payment in full of all Apple Ridge Notes; provided that the foregoing shall not limit the right of any Secured Party to file any claim in or otherwise take any action (not inconsistent with the provisions of this Section 7.19(a)) permitted or required by applicable law with respect to any insolvency proceeding instituted against CFC, ARSC or ARF by any other person.

(iv) Without limiting the foregoing, in the event of any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law involving Cartus, CFC, ARSC, ARF or any other Affiliates of Cartus as debtor, or otherwise, the Secured Parties agree that if, notwithstanding the intent of the parties, Cartus is found to have a property interest in the Pool Assets, then, in such event, CFC and its assigns, including the Apple Ridge Trustee, shall have a first and prior claim to the Pool Assets, and any claim or rights the Secured Parties may have to the Pool Assets, contractual or otherwise, shall be subject to the prior claims of the Apple Ridge Trustee and the holders of the Apple Ridge Notes until all amounts owing under the Apple Ridge Indenture shall have been paid in full, and the Secured Parties agree, upon written request thereof, to turn over to the Apple Ridge Trustee any amounts received contrary to the provisions of this clause (iv).

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(v) In taking a pledge of the Equity Interests of CFC, each Secured Party acknowledges that it has no right, title or interest in or to any assets of CFC, ARSC or ARF other than its rights to receive, as assignee of Cartus, any dividends or other distributions properly declared and paid or made in respect of the Equity Interests of CFC. Each Secured Party further agrees that it will not (A) until after the payment in full of all Apple Ridge Notes, exercise any rights it may have under this Agreement (x) to foreclose on the Equity Interests of CFC or (y) to exercise any voting rights with respect to the Equity Interests of CFC, including any rights to nominate, elect or remove the independent members of the board of directors or managers of CFC or rights to amend the organizational documents of CFC, or (B) until one year and one day after the date on which all Apple Ridge Notes have been paid in full, exercise any voting rights it may have to institute a voluntary bankruptcy proceeding on behalf of CFC.

(vi) Each Secured Party hereby covenants and agrees that it will not agree to any amendment, supplement or other modification of this Section 7.19(a) without the prior written consent of the Apple Ridge Trustee. Each Secured Party further agrees that the provisions of this Section 7.19(a) are made for the benefit of, and may be relied upon and enforced by, the Apple Ridge Trustee and that the Apple Ridge Trustee shall be a third party beneficiary of this Section 7.19(a).

SECTION 7.20 Successor Collateral Agent. The terms, conditions and provisions of Section 7.08 of the Indenture shall apply to the Collateral Agent hereunder, mutatis mutandis.

ARTICLE VIII

THE COLLATERAL AGENT

SECTION 8.01 The Collateral Agent. The Bank of New York Mellon Trust Company, N.A. has been appointed Collateral Agent for the Secured Parties pursuant to the Indenture. It is expressly understood and agreed that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Collateral Agent pursuant to the Indenture, and that the Collateral Agent has agreed to act (and any successor collateral agent shall act) as such hereunder only on the express conditions contained in the Indenture and the other Note Documents. Any successor collateral agent appointed pursuant to the Indenture shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder. The Collateral Agent’s sole duty, other than the obligations under the Intercreditor Agreement, with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account, subject to the terms of the Intercreditor Agreement. Beyond such duty, the Collateral Agent shall have no duty as to any Collateral in its possession or control or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.

In addition, the rights, privileges, protections, immunities and benefits given to the Trustee and the Collateral Agent under the Indenture, including, without limitation, the right to be indemnified, are incorporated herein as if set forth herein in full and shall be extended to, and shall be enforceable by, the Collateral Agent hereunder and under the other Collateral Documents, and by each agent, custodian and other Person employed to act hereunder or thereunder.

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Without limiting the foregoing, in no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder or under any other Collateral Document arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, epidemics, pandemics and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

For the avoidance of doubt, the Collateral Agent (i) shall not be responsible for the perfection of any Security Interest or for the filing, form, content or renewal of any UCC financing statement, fixture filings, Mortgages, deeds of trust and such other documents or instruments and (ii) shall act only within the United States, and shall not be subject to any foreign law, be required to act in any jurisdiction located outside the United States or be required to execute any foreign law governed document.

ARTICLE IX

THE INTERCREDITOR AGREEMENT

SECTION 9.01 The Intercreditor Agreement. Notwithstanding anything herein to the contrary, the priority of the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement or any other intercreditor agreement that may be entered into from time to time in respect of the Collateral. In the event of any conflict between the terms of the Intercreditor Agreement or any other intercreditor agreement in respect of the Collateral and this Agreement with respect to the priority of any liens or the exercise of any rights or remedies, the terms of the Intercreditor Agreement or such other intercreditor agreement, as applicable, shall govern. The requirement under this Agreement to deliver Collateral to the Collateral Agent (or any representation or warranty having the effect of requiring the same) shall be deemed satisfied (or any such representation or warranty shall be deemed true) by delivery of such Collateral to the Controlling First Lien Priority Representative (as defined in the Intercreditor Agreement) (or similar term) as bailee of, and behalf of, the Collateral Agent pursuant to the Intercreditor Agreement or other applicable intercreditor agreement.

[Remainder of page intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF, the parties hereto duly have executed this Agreement as of the day and year first above written.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ANYWHERE INTERMEDIATE HOLDINGS LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to the Second Lien Priority Collateral Agreement]

SUBSIDIARY GRANTORS:

ALPHA REFERRAL NETWORK LLC
ANYWHERE ADVISORS LLC
ANYWHERE ADVISORS NEVADA LLC
ANYWHERE BRANDS LLC
ANYWHERE CO-ISSUER CORP.
ANYWHERE INSURANCE AGENCY INC.
ANYWHERE INTEGRATED AFFILIATES HOLDINGS LLC
ANYWHERE INTEGRATED HOLDINGS LLC
ANYWHERE INTEGRATED SERVICES LLC
ANYWHERE INTEGRATED VENTURE PARTNER LLC
ANYWHERE LEADS INC.
ANYWHERE REAL ESTATE OPERATIONS LLC
ANYWHERE REAL ESTATE SERVICES GROUP LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
BETTER HOMES AND GARDENS REAL ESTATE LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CARTUS CORPORATION
CB COMMERCIAL NRT PENNSYLVANIA LLC
CDRE TM LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
CLIMB FRANCHISE SYSTEMS LLC
CLIMB REAL ESTATE LLC
CLIMB REAL ESTATE, INC.
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER LLC
COLDWELL BANKER NRT REALVITALIZE, INC.
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Treasurer

[Signature Page to the Second Lien Priority Collateral Agreement]

COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
CORCORAN GROUP LLC
ERA FRANCHISE SYSTEMS LLC
ESTATELY, INC.
HFS LLC
HFS.COM CONNECTICUT REAL ESTATE LLC
HFS.COM REAL ESTATE INCORPORATED
HFS.COM REAL ESTATE LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
LAKECREST TITLE, LLC
LAND TITLE AND ESCROW, INC.
MARTHA TURNER PROPERTIES, L.P.
MARTHA TURNER SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY LLC
MTPGP, LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA LLC
NRT ARIZONA REFERRAL LLC
NRT CALIFORNIA INCORPORATED
NRT CAROLINAS LLC
NRT CAROLINAS REFERRAL NETWORK LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT DEVONSHIRE LLC
NRT DEVONSHIRE WEST LLC
NRT HAWAII REFERRAL, LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Treasurer

[Signature Page to the Second Lien Priority Collateral Agreement]

NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PHILADELPHIA LLC
NRT PITTSBURGH LLC
NRT QUEENS LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT VACATION RENTALS ARIZONA LLC
NRT VACATION RENTALS CALIFORNIA, INC.
NRT VACATION RENTALS DELAWARE LLC
NRT ZIPREALTY LLC
ONCOR INTERNATIONAL LLC
REAL ESTATE REFERRAL LLC
REAL ESTATE SERVICES LLC
REALVITALIZE AFFILIATES LLC
REALVITALIZE AFFILIATES, INC.
REALVITALIZE LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK LLC
REFERRAL NETWORK, LLC
SECURED LAND TRANSFERS LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY’S INTERNATIONAL REALTY GLOBAL DEVELOPMENT ADVISORS LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY INC.
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
SOTHEBY’S INTERNATIONAL REALTY, INC.
THE BAIN ASSOCIATES REFERRAL LLC
THE LANDOVER CORPORATION
THE SUNSHINE GROUP, LTD.

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Treasurer

[Signature Page to the Second Lien Priority Collateral Agreement]

TITLE RESOURCE GROUP SETTLEMENT SERVICES, LLC
TRG MARYLAND HOLDINGS LLC
TRG SETTLEMENT SERVICES, LLP
WARBURG REALTY PARTNERSHIP, LTD.
WRP91, LLC
ZAPLABS LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Treasurer

[Signature Page to the Second Lien Priority Collateral Agreement]

COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY

By:	/s/ Thomas N. Rispoli
Name:	Thomas N. Rispoli
Title:	Senior Vice President and Treasurer

[Signature Page to the Second Lien Priority Collateral Agreement]

CORNERSTONE TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
GUARDIAN HOLDING COMPANY
UPWARD TITLE & ESCROW COMPANY

By:	/s/ Seth I. Truwit
Name:	Seth I. Truwit
Title:	Assistant Secretary

NRT WEST, INC.

By:	/s/ Seth I. Truwit
Name:	Seth I. Truwit
Title:	Secretary

[Signature Page to the Second Lien Priority Collateral Agreement]

EQUITY TITLE COMPANY
By:	/s/ Timothy B. Gustavson
Name:	Timothy B. Gustavson
Title:	Senior Vice President

[Signature Page to the Second Lien Priority Collateral Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ Marie A. Hattinger
Name:	Marie A. Hattinger
Title:	Vice President

[Signature Page to the Second Lien Priority Collateral Agreement]

Schedule I to the

Second Lien Priority

Collateral Agreement

EQUITY INTERESTS

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number
Anywhere Intermediate Holdings LLC	100%	Membership Units	Anywhere Real Estate Inc. - 100%	Uncertificated

Anywhere Real Estate Group LLC	100%	Membership Units	Anywhere Intermediate Holdings LLC - 100%	Uncertificated

Anywhere Co-Issuer Corp.	1,000	Common Stock	NRT Sunshine, Inc. - 100%	6

Alpha Referral Network LLC	100%	Common Stock	COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK - 100%	Uncertificated

Anywhere Advisors LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Anywhere Advisors Nevada LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Anywhere Brands LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Anywhere Insurance Agency Inc.	1,000	Common Stock	Anywhere Integrated Services LLC - 100%	4

Anywhere Integrated Affiliates Holdings LLC	100%	Membership Units	Anywhere Integrated Holdings LLC - 100%	Uncertificated

Anywhere Integrated Holdings LLC	100%	Membership Units	Anywhere Integrated Services LLC - 100%	Uncertificated

Anywhere Integrated Services LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	4

Anywhere Integrated Venture Partner LLC	100%	Membership Units	Anywhere Integrated Services LLC - 100%	Uncertificated

Anywhere Leads Inc.	100	Common Stock	Cartus Corporation - 100%	1

Anywhere Real Estate Operations LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Schedule I - 1

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number
Anywhere Real Estate Services Group LLC	100	Membership Units	Anywhere Real Estate Group LLC - 100%	2

Better Homes and Gardens Real Estate Licensee LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Better Homes and Gardens Real Estate LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Burgdorff LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Burnet Realty LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Career Development Center, LLC	100	Membership Units	NRT Arizona LLC - 100%	2

Cartus Corporation	850	Common Stock	Anywhere Real Estate Services Group LLC - 100%	5

Cartus Relocation Canada Limited	13; 52	Common Stock	Cartus Corporation - 100% (65% pledged)	CA-1; CB-1

Cartus Relocation Hong Kong	6,500	Ordinary Shares	Cartus Corporation - 100% (65% pledged)	Uncertificated

Upward Title & Escrow Company	7,000	Common Stock	Anywhere Integrated Services LLC - 100%	9

CB Commercial NRT Pennsylvania LLC	100%	Membership Units	NRT Pittsburgh LLC - 100%	Uncertificated

CDRE TM LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Century 21 Real Estate LLC	1,000	Membership Units	Anywhere Real Estate Services Group LLC - 100%	9

CGRN, Inc.	100	Common Stock	Anywhere Real Estate Services Group LLC - 100%	4

Climb Franchise Systems LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Climb Real Estate, Inc.	100	Common Stock	Anywhere Advisors LLC - 100%	1

Climb Real Estate LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Ex. I - 2

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number
Coldwell Banker Commercial Pacific Properties LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Coldwell Banker LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Coldwell Banker NRT RealVitalize, Inc.	100	Common Stock	Anywhere Advisors LLC - 100%	1

Coldwell Banker Pacific Properties LLC	100%	Membership Units	Coldwell Banker Real Estate Services LLC - 100%	Uncertificated

Coldwell Banker Real Estate LLC	100%	Membership Units	Coldwell Banker LLC - 100%	Uncertificated

Coldwell Banker Real Estate Services LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC - 100%	Uncertificated

Coldwell Banker Residential Brokerage Company	1,000	Common Stock	Coldwell Banker Residential Brokerage LLC - 100%	9

Coldwell Banker Residential Brokerage LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Coldwell Banker Residential Real Estate LLC	100%	Membership Units	Coldwell Banker Residential Brokerage LLC - 100%	Uncertificated

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK	1,000	Common Stock	Coldwell Banker Residential Brokerage LLC - 100%	5

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.	100	Common Stock	NRT Pittsburgh LLC - 100%	3

COLORADO COMMERCIAL, LLC	100%	Membership Interests	NRT Colorado LLC - 100%	Uncertificated

Corcoran Group LLC	100%	Membership Interests	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

CORNERSTONE TITLE COMPANY	100	Common Stock	Anywhere Integrated Holdings LLC - 100%	4

Equity Title Company	6,000	Common Stock	Anywhere Integrated Services LLC - 100%	52

Ex. I - 3

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number
Equity Title Messenger Service Holding LLC	100%	Membership Units	Anywhere Integrated Services LLC - 100%	Uncertificated

ERA Franchise Systems LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

ESTATELY, INC.	3,611,433	Common Stock	NRT New England LLC - 100%	C-16

Guardian Holding Company	100	Common Stock	Anywhere Integrated Services LLC - 100%	3

HFS.com Connecticut Real Estate LLC	100%	Common Interests	NRT New England LLC - 100%	Uncertificated

HFS.com Real Estate Incorporated	100	Common Stock	HFS.com Real Estate LLC – 100%	1

HFS.com Real Estate LLC	100%	Common Interests	Anywhere Advisors LLC - 100%	Uncertificated

HFS LLC	100%	Common Interests	Anywhere Advisors LLC - 100%	Uncertificated

Home Referral Network LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

JACK GAUGHEN LLC	100%	Membership Units	NRT Mid-Atlantic LLC - 100%	Uncertificated

Lakecrest Title, LLC	100%	Membership Units	Anywhere Integrated Services LLC - 100%	Uncertificated

LAND TITLE AND ESCROW, INC.	100	Common Stock	Anywhere Integrated Services LLC - 100%	1

MARTHA TURNER PROPERTIES, L.P.	1% 99%	Partnership Interests	MTPGP, LLC - 1% Sotheby’s International Realty, Inc. - 99%	Uncertificated

Martha Turner Sotheby’s International Realty Referral Company LLC	100%	Membership Interests	Sotheby’s International Realty, Inc. - 100%	Uncertificated

MTPGP, LLC	100%	Membership Interests	Sotheby’s International Realty, Inc. - 100%	Uncertificated
NRT Arizona Commercial LLC	100%	Membership Units	NRT Arizona LLC - 100%	Uncertificated

NRT Arizona LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Arizona Referral LLC	100%	Membership Units	NRT Arizona LLC - 100%	Uncertificated

NRT California Incorporated	100	Common Stock	NRT New York LLC - 100%	1

NRT Carolinas LLC	100%	Common Interests	Anywhere Advisors LLC - 100%	Uncertificated

Ex. I - 4

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number
NRT Carolinas Referral Network LLC	100%	Common Interests	Anywhere Advisors LLC - 100%	Uncertificated

NRT Colorado LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Columbus LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC - 100%	Uncertificated

NRT Commercial LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Devonshire LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Devonshire West LLC	100%	Common Interests	Anywhere Advisors LLC - 100%	Uncertificated

NRT Hawaii Referral, LLC	100	Membership Units	Anywhere Advisors LLC - 100%	1

NRT Mid-Atlantic LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Missouri LLC	100%	Membership Units	Coldwell Banker Residential Brokerage LLC - 100%	Uncertificated

NRT Missouri Referral Network LLC	100%	Membership Units	COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK - 100%	Uncertificated

NRT New England LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT New York LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Northfork LLC	100%	Membership Units	NRT New York LLC - 100%	Uncertificated

NRT Philadelphia LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Pittsburgh LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC - 100%	Uncertificated
NRT Queens LLC	100%	Membership Units	NRT New York LLC - 100%	Uncertificated

NRT Referral Network LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Relocation LLC	100	Membership Units	Anywhere Real Estate Operations LLC - 100%	2

NRT REOExperts LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Sunshine Inc.	100	Common Stock	Anywhere Advisors LLC - 100%	1

Ex. I - 5

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number
NRT Texas LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Utah LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

NRT Vacation Rentals Arizona LLC	100%	Common Interests	Anywhere Advisors LLC - 100%	Uncertificated

NRT Vacation Rentals California, Inc.	100	Common Stock	Anywhere Advisors LLC - 100%	1

NRT Vacation Rentals Delaware LLC	100%	Common Interests	Anywhere Advisors LLC - 100%	Uncertificated

NRT West, Inc.	100	Common Stock	Anywhere Advisors LLC - 100%	1

NRT ZipRealty LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

ONCOR International LLC	100	Membership Units	Anywhere Brands LLC - 100%	2

Real Estate Referral LLC	100%	Membership Units	NRT New England LLC - 100%	Uncertificated

Real Estate Services LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Realogy Cavalier Holdco, LLC	65	Membership Units	Cartus Corporation - 65%	2

RealVitalize Affiliates, Inc.	100	Common Stock	RealVitalize Affiliates LLC - 100%	1

RealVitalize Affiliates LLC	100%	Common Interests	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

RealVitalize LLC	100%	Membership Units	Anywhere Advisors LLC - 100%	Uncertificated

Referral Associates of New England LLC	100%	Membership Units	NRT New England LLC - 100%	Uncertificated

Referral Network LLC	100	Common Stock	COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK - 100%	27

REFERRAL NETWORK, LLC	100%	Membership Interests	NRT Colorado LLC - 100%	Uncertificated

Secured Land Transfers LLC	100%	Membership Interests	TRG Maryland Holdings LLC - 100%	Uncertificated

Sotheby’s International Realty Affiliates LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Ex. I - 6

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number
Sotheby’s International Realty Global Development Advisors LLC	100%	Membership Interests	Sotheby’s International Realty, Inc. - 100%	Uncertificated

Sotheby’s International Realty Licensee LLC	100%	Membership Units	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Sotheby’s International Realty Referral Company Inc.	100	Common Stock	Sotheby’s International Realty, Inc. - 100%	1

Sotheby’s International Realty Referral Company, LLC	100	Membership Units	Sotheby’s International Realty, Inc. - 100%	1

Sotheby’s International Realty, Inc.	8,333	Common Stock	Anywhere Advisors LLC - 100%	6

The Bain Associates Referral LLC	100%	Membership Interests	The Landover Corporation - 100%	Uncertificated

The Landover Corporation	7,300	Common Stock	Anywhere Advisors LLC - 100%	2

The Sunshine Group, Ltd.	1,000	Common Stock	NRT Sunshine Inc. - 100%	3

Title Resource Group Settlement Services, LLC	100%	Membership Interests	TRG Settlement Services, LLP - 100%	Uncertificated

TRG Maryland Holdings LLC	100%	Membership Interests	Anywhere Integrated Services LLC - 100%	Uncertificated

TRG Settlement Services, LLP	1% 99%	Partnership Interest	TRG Maryland Holdings LLC - 1% Secured Land Transfers LLC - 99%	4 5

Warburg Realty Partnership, Ltd.	100	Common Stock	Anywhere Advisors LLC - 100%	14

WRP91, LLC	100%	Membership Interests	Warburg Realty Partnership, Ltd. - 100%	Uncertificated

ZapLabs LLC	100%	Common Interests	Anywhere Real Estate Services Group LLC - 100%	Uncertificated

Ex. I - 7

PLEDGED DEBT SECURITIES

Instruments
Pledged Global Intercompany Note, dated May 7, 2009

Expansion Promissory Note, dated as of May 15, 2022, by and among Century 21 Real Estate LLC, as holder, Award-Superstars, as maker, Affiliated Consumer Services, Inc., as co-maker, and Kaniel Kruse, as co-maker.

Conversion Promissory Note, dated June 21, 2022, between Sotheby’s International Realty Affiliates LLC, as holder, and CSIR, LLC, as maker.

Ex. I - 8

Schedule II to the

Second Lien Priority

Collateral Agreement

INTELLECTUAL PROPERTY OWNED BY GRANTORS

Patents and Patent Applications

Patents

Owner Name	Country	Type of Patent	Patent Title	Patent No.
Cartus Corporation	US	Utility	Method and System for Estimating Relocation Costs	11455559
Cartus Corporation	US	Utility	System and Method of Selecting Freight Forwarding Companies	8131598
Coldwell Banker Real Estate LLC	US	Utility	System and Method for Searching Real Estate Listings Using Imagery	9104782

Patents Applications

None.

Trademarks and Trademark Applications

US Trademark Applications and Registrations

of Anywhere Real Estate Group LLC

Trademark	Owner Name	Application No.	Registration No.
5 STAR SELECT	Anywhere Real Estate Group LLC	88341873	5899178

5 STAR SELECT	Anywhere Real Estate Group LLC	88341875	5899179

A SMARTER, MORE REWARDING WAY TO BUY AND SELL YOUR HOME	Anywhere Real Estate Group LLC	90837278	6831368

AGENT X	Anywhere Real Estate Group LLC	88332251	5845572

AGENT X & Design (horizontal)	Anywhere Real Estate Group LLC	88340135	5887162

AGENT X & Design (vertical)	Anywhere Real Estate Group LLC	88340122	5887161

ANYWHERE	Anywhere Real Estate Group LLC	97405566

ANYWHERE	Anywhere Real Estate Group LLC	97405570

ANYWHERE	Anywhere Real Estate Group LLC	97405571

ANYWHERE	Anywhere Real Estate Group LLC	97405574

ANYWHERE	Anywhere Real Estate Group LLC	97405605

ANYWHERE	Anywhere Real Estate Group LLC	97405611

ANYWHERE	Anywhere Real Estate Group LLC	97405622	7097506

ANYWHERE INSURANCE AGENCY	Anywhere Real Estate Group LLC	97549577

Schedule II - 9

Trademark	Owner Name	Application No.	Registration No.
ANYWHERE INTEGRATED SERVICES	Anywhere Real Estate Group LLC	97499944

ANYWHERE INTEGRATED SERVICES	Anywhere Real Estate Group LLC	97499950	7093397

ANYWHERE INTEGRATED SERVICES	Anywhere Real Estate Group LLC	97499956	7093398

Design Only	Anywhere Real Estate Group LLC	97405649

Design Only	Anywhere Real Estate Group LLC	97405650

Design Only	Anywhere Real Estate Group LLC	97405652	7091348

Design Only	Anywhere Real Estate Group LLC	97405655

HOMEBASE	Anywhere Real Estate Group LLC	85669757	4308271

HOMEBASE (Stylized)	Anywhere Real Estate Group LLC	85669760	4308272

HOMEBASE POWERED BY REALOGY & Design	Anywhere Real Estate Group LLC	77581813	3723479

House & Wave Design	Anywhere Real Estate Group LLC	85703829	4378846

House & Wave Design	Anywhere Real Estate Group LLC	85703830	4313065

House & Wave Design	Anywhere Real Estate Group LLC	85703831	4313066

House & Wave Design	Anywhere Real Estate Group LLC	85703835	4313067

LEADING SELF. LEADING OTHERS. LEADING ORGANIZATIONS.	Anywhere Real Estate Group LLC	86408544	4882649

REALOGY	Anywhere Real Estate Group LLC	78810039	3277830

REALOGY	Anywhere Real Estate Group LLC	78810051	3277831

REALOGY	Anywhere Real Estate Group LLC	78810057	3584743

REALOGY	Anywhere Real Estate Group LLC	78810142	3593139

REALOGY (Stylized)	Anywhere Real Estate Group LLC	78818186	3277877

REALOGY (Stylized)	Anywhere Real Estate Group LLC	78818197	3277878

REALOGY (Stylized)	Anywhere Real Estate Group LLC	78818200	3584749

REALOGY (Stylized)	Anywhere Real Estate Group LLC	78818203	3581754

REALOGY FRANCHISE BROKERAGE TITLE	Anywhere Real Estate Group LLC	88810891	6162689

REALOGY FRANCHISE|BROKERAGE|TITLE	Anywhere Real Estate Group LLC	88810884	6162687

REALOGY FRANCHISE|BROKERAGE|TITLE	Anywhere Real Estate Group LLC	88810885	6162688

REALOGY INSURANCE AGENCY	Anywhere Real Estate Group LLC	90159724	6405286

REALOGY INSURANCE AGENCY	Anywhere Real Estate Group LLC	90164641	6405300

REALOGY MILITARY REWARDS	Anywhere Real Estate Group LLC	88601888	6032727

REALOGY MILITARY REWARDS	Anywhere Real Estate Group LLC	90524252	6493431

Ex. I - 10

Trademark	Owner Name	Application No.	Registration No.
REALOGY MILITARY REWARDS HONORING THE MILITARY COMMUNITY ACTIVE, VERTERANS AND FAMILIES	Anywhere Real Estate Group LLC	90524257	6493432

REALOGY REAL ESTATE SERVICES	Anywhere Real Estate Group LLC	90365949	6491376

REALOGY REAL ESTATE SERVICES	Anywhere Real Estate Group LLC	90365956	6491377

REALOGY REAL ESTATE SERVICES	Anywhere Real Estate Group LLC	90365958	6491378

REALOGY TITLE GROUP	Anywhere Real Estate Group LLC	88806429	6162649

REALOGY TITLE GROUP	Anywhere Real Estate Group LLC	88806430	6162650

REALOGY TITLE GROUP logo	Anywhere Real Estate Group LLC	88806425	6162647

REALOGY TITLE GROUP logo	Anywhere Real Estate Group LLC	88806427	6162648

REALOGY: THE BUSINESS OF REAL ESTATE	Anywhere Real Estate Group LLC	78842038	3277954

REALOGY: THE BUSINESS OF REAL ESTATE	Anywhere Real Estate Group LLC	78842043	3581762

REALOGY: THE BUSINESS OF REAL ESTATE	Anywhere Real Estate Group LLC	78842046	3581763

REALOGY: THE BUSINESS OF REAL ESTATE	Anywhere Real Estate Group LLC	78849192	3277967

REALVITALIZE	Anywhere Real Estate Group LLC	88616907	6335948

RLGY	Anywhere Real Estate Group LLC	85696850	4556551

RLGY	Anywhere Real Estate Group LLC	85696977	4556553

RLGY	Anywhere Real Estate Group LLC	85696992	4556554

RLGY	Anywhere Real Estate Group LLC	85697001	4548286

RV REALVITALIZE	Anywhere Real Estate Group LLC	88917586	6343398

RV	Anywhere Real Estate Group LLC	88917584	6343397

SOCIALADENGINE	Anywhere Real Estate Group LLC	97562372	7093498

SOCIALADENGINE BY REALOGY & Design	Anywhere Real Estate Group LLC	88399599	5907706

Turnkey Rosette Logo	Anywhere Real Estate Group LLC	88332262	5899158

WHAT MOVES HER	Anywhere Real Estate Group LLC	88725993	6494084

WHAT MOVES HER	Anywhere Real Estate Group LLC	88726007	6171236

WHAT MOVES HER	Anywhere Real Estate Group LLC	90771995	6772865

WHAT MOVES HER	Anywhere Real Estate Group LLC	90771998	6772866

ANYWHERE| INTEGRATED SERVICES	Anywhere Real Estate Group LLC[1]	97499958

[1]	Corrective filing updating the owner name to Anywhere Real Estate Group LLC is in process.

Ex. I - 11

US Trademark Applications and Registrations

of Anywhere Insurance Agency Inc.

Trademark	Owner Name	Application No.	Registration No.
THE INSURANCE COVERAGE YOU NEED, FROM A COMPANY YOU CAN TRUST	Anywhere Insurance Agency Inc.	97770270

US Trademark Applications and Registrations

of Better Homes and Gardens Real Estate Licensee LLC

Trademark	Owner Name	Application No.	Registration No.
BETA BROKERS	Better Homes and Gardens Real Estate Licensee LLC	87771716	5564862

BETA BROKERS & Design	Better Homes and Gardens Real Estate Licensee LLC	87771713	5564861

PinPoint & Design	Better Homes and Gardens Real Estate Licensee LLC	88460639	6458577

SEEDS OF SUCCESS	Better Homes and Gardens Real Estate Licensee LLC	87298398	5256309

US Trademark Applications and Registrations

of Cartus Corporation

Trademark	Owner Name	Application No.	Registration No.
ASSIGNMENT PULSEPOINT	Cartus Corporation	87591957	5602719

C	Cartus Corporation	97185393	7027781

C	Cartus Corporation	97185397	7027782

C	Cartus Corporation	97289987	7027910

C	Cartus Corporation	97289992	7027911

C CARTUS	Cartus Corporation	97178602	7057046

C CARTUS	Cartus Corporation	97178604	7057047

C CARTUS	Cartus Corporation	97178605	7057048

C CARTUS	Cartus Corporation	97178608	7057049

CARTUS	Cartus Corporation	78808792	3370574

CARTUS	Cartus Corporation	78817923	3314369

CARTUS	Cartus Corporation	78818045	3314372

CARTUS	Cartus Corporation	78818064	3321204

CARTUS	Cartus Corporation	78818082	3383108

CARTUS INSIGNIA	Cartus Corporation	97139972	6999270

CARTUS RELOCATION FLEXCARD	Cartus Corporation	86886631	5079720

CARTUSMOBILE	Cartus Corporation	86061787	4514560

CARTUSONLINE	Cartus Corporation	86061792	4595740

Design Only	Cartus Corporation	78817943	3314370

Design Only	Cartus Corporation	78817954	3314371

Design Only	Cartus Corporation	78818047	3314373

Design Only	Cartus Corporation	78818055	3314374

Design Only	Cartus Corporation	78818069	3321205

Ex. I - 12

Trademark	Owner Name	Application No.	Registration No.
Design Only	Cartus Corporation	78818077	3321206

Design Only	Cartus Corporation	78818087	3379520

Design Only	Cartus Corporation	78818090	3379521

EASYTOUR	Cartus Corporation	78659865	3331185

GLOBALNET	Cartus Corporation	75153284	2198869

HAVE DONE. WILL DO.	Cartus Corporation	87545831	5416853

HOME AND MOVE	Cartus Corporation	78817256	3372957

HOME AND MOVE	Cartus Corporation	78817258	3372958

MEMBERMOVE	Cartus Corporation	73748964	1554062

MILES FROM HOME	Cartus Corporation	77790815	3792478

MOBILIFY	Cartus Corporation	88701428	6218221

MOBILIFY	Cartus Corporation	88748941	6284439

MOBILIFY	Cartus Corporation	88748950	6284440

MOBILIFY MOBILITY SIMPLIFIED	Cartus Corporation	88748960	6218315

MOVEPLUS	Cartus Corporation	85073868	3917108

MOVEPRO 360	Cartus Corporation	88795717	6304040

MOVEPRO360	Cartus Corporation	88563121	6309844

TRUSTED GUIDANCE - FOR EVERY MOVE YOU MAKE	Cartus Corporation	86060012	4627337

WHERE MOBILITY MEETS AGILITY	Cartus Corporation	97462833	7128723

WHERE MOBILITY MEETS AGILITY	Cartus Corporation	97462834	7128724

WHERE MOBILITY MEETS AGILITY	Cartus Corporation	97462836	7128725

WHERE MOBILITY MEETS AGILITY	Cartus Corporation	97462838	7027974

US Trademark Applications and Registrations

of Estately, Inc.

Trademark	Owner Name	Application No.	Registration No.
ESTATELY	Estately, Inc.	77403246	3505025

US Trademark Applications and Registrations

of NRT New York LLC

Trademark	Owner Name	Application No.	Registration No.

CH Logo	NRT New York LLC	88297695	5839529

LIVE THE CITY	NRT New York LLC	87781704	5693272

SALES + RENTALS. KNOWLEDGE + GUIDANCE.	NRT New York LLC	85662605	4302854

Ex. I - 13

US Trademark Applications and Registrations

of NRT New England LLC

Trademark	Owner Name	Application No.	Registration No.
HAMMOND & Design	NRT New England LLC	74649695	1963180

HAMMOND RESIDENTIAL REAL ESTATE	NRT New England LLC	85167811	4008777

HAMMOND RESIDENTIAL REAL ESTATE & Design	NRT New England LLC	85168538	4008780

OUR TOWN	NRT New England LLC	78449628	3094142

US Trademark Applications and Registrations

of NRT Philadelphia LLC

Trademark	Owner Name	Application No.	Registration No.
PREFERRED MOVES	NRT Philadelphia LLC	78871795	3398527

US Trademark Applications and Registrations

of NRT Sunshine Inc.

Trademark	Owner Name	Application No.	Registration No.
THE SUNSHINE GROUP LTD	NRT Sunshine Inc.	76408231	2768873

US Trademark Applications and Registrations

of Sotheby’s International Realty Licensee LLC

Trademark	Owner Name	Application No.	Registration No.

ARTFULLY UNITING EXTRAORDINARY HOMES WITH EXTRAORDINARY LIVES	Sotheby’s International Realty Licensee LLC	85028407	4086034

FOR THE ONGOING COLLECTION OF LIFE	Sotheby’s International Realty Licensee LLC	78490698	3069400

KEYSTONE (Stylized)	Sotheby’s International Realty Licensee LLC	87576901	5593185

RESIDE	Sotheby’s International Realty Licensee LLC	77089845	3415244

RESIDE	Sotheby’s International Realty Licensee LLC	88219027	5945828

RESIDE	Sotheby’s International Realty Licensee LLC	88219032	5811971

Ex. I - 14

US Trademark Applications and Registrations

of Anywhere Integrated Services LLC

Trademark	Owner Name	Application No.	Registration No.
AMERICAN TITLE COMPANY & Design	Anywhere Integrated Services LLC	85314000	4070488

BURNET TITLE	Anywhere Integrated Services LLC	85316954	4101529

BURNET TITLE & Design	Anywhere Integrated Services LLC	85316962	4076711

CCS CONVENIENT CLOSING SERVICES & Design (2019)	Anywhere Integrated Services LLC	88521286	6172556

Circle Logo (TRG)	Anywhere Integrated Services LLC	78869716	3293882

Circle Logo (TRG)	Anywhere Integrated Services LLC	78869726	3279724

COUNT ON OUR EXCELLENCE	Anywhere Integrated Services LLC	78783827	3532528

DATA ON-THE-GO	Anywhere Integrated Services LLC	88456966	6009601

DON’T SETTLE FOR COMPLICATED, SETTLE FOR CONVENIENCE	Anywhere Integrated Services LLC	78484489	3262070

E EQUITY TITLE COMPANY & Design	Anywhere Integrated Services LLC	85319360	4170293

E EQUITY TITLE COMPANY & Design in B&W	Anywhere Integrated Services LLC	86072934	4494991

FIRST CALIFORNIA ESCROW	Anywhere Integrated Services LLC	85319428	4098393

GO2AGENT	Anywhere Integrated Services LLC	86411663	4937604

GUARDIAN	Anywhere Integrated Services LLC	74102195	1823333

GUARDIAN TITLE AGENCY & Design	Anywhere Integrated Services LLC	88505383	6062356

GUARDIAN TRANSFER & Shield Design (Horizontal)	Anywhere Integrated Services LLC	87469303	5378185

HOMEPLACE	Anywhere Integrated Services LLC	90486156	6575739

IN HOUSE	Anywhere Integrated Services LLC	78626295	3607601

INDEPENDENCE TITLE & Design	Anywhere Integrated Services LLC	87751265	5553862

INSURING HOMEOWNERS, ENSURING HOMEOWNERSHIP	Anywhere Integrated Services LLC	87936160	5611998

KEYSTONE CLOSING SERVICES & Design	Anywhere Integrated Services LLC	85323511	4070751

KEYSTONE TITLE SERVICES & Design	Anywhere Integrated Services LLC	85323540	4083175

L LANDWAY SETTLEMENT SERVICES & Design	Anywhere Integrated Services LLC	78815007	3219806

Ex. I - 15

Trademark	Owner Name	Application No.	Registration No.
LIVE FARM PRO	Anywhere Integrated Services LLC	97380067

LIVE FARM PRO	Anywhere Integrated Services LLC	97380075

LIVE FARM PRO	Anywhere Integrated Services LLC	97380077

LIVE FARM PRO	Anywhere Integrated Services LLC	97380079

MAKING HOUSES INTO HOMES	Anywhere Integrated Services LLC	78466961	3288623

MAKING HOUSES INTO HOMES COAST TO COAST	Anywhere Integrated Services LLC	85365082	4084012

MAKING HOUSES INTO HOMES ONE CLOSING AT A TIME	Anywhere Integrated Services LLC	88509351	5938087

MARDAN SETTLEMENT SERVICES & Design	Anywhere Integrated Services LLC	78814998	3282646

MARKET STREET & Design	Anywhere Integrated Services LLC	85324179	4104721

MARKET STREET SETTLEMENT GROUP & Design	Anywhere Integrated Services LLC	88505389	5972132

MID-ATLANTIC SETTLEMENT SERVICES & Design	Anywhere Integrated Services LLC	85327090	4093455

POWERSNAP!	Anywhere Integrated Services LLC	97114229	6914551

POWERSNAP!	Anywhere Integrated Services LLC	97373777	7067960

PULSE POINT	Anywhere Integrated Services LLC	97386030	7090746

PULSEPOINT	Anywhere Integrated Services LLC	87872393	5621572

REALTECH TITLE and Design	Anywhere Integrated Services LLC	88797357	6119015

SAFE	Anywhere Integrated Services LLC	87368640	5266124

SAFE w/Lock Design	Anywhere Integrated Services LLC	87357372	5266114

SINGLE SOLUTION	Anywhere Integrated Services LLC	77548999	3597988

SUNBELT TITLE AGENCY & Sun Design	Anywhere Integrated Services LLC	85679258	4329511

TERRA COASTAL ESCROW, INC. & Design	Anywhere Integrated Services LLC	88533152	5967472

THE REAL SOURCE	Anywhere Integrated Services LLC	87305635	5265502

THE REAL SOURCE (Stylized)	Anywhere Integrated Services LLC	87305820	5265513

THE REAL SOURCE U	Anywhere Integrated Services LLC	97386033	7068321
TITLE RESOURCES & Design	Anywhere Integrated Services LLC	86138626	4579518

Ex. I - 16

Trademark	Owner Name	Application No.	Registration No.

TITLE TRACK	Anywhere Integrated Services LLC	87488277	5379046

Title!Snap	Anywhere Integrated Services LLC	85618108	4318787

Title!Snap & House Design	Anywhere Integrated Services LLC	87249579	5205125

TRG	Anywhere Integrated Services LLC	87456580	5506155

US TITLE & Arch Design	Anywhere Integrated Services LLC	88350519	5883373

US TITLE & Arch Design	Anywhere Integrated Services LLC	88350529	5883374

VALET CLOSING	Anywhere Integrated Services LLC	88885933	6218625

VALET CLOSING	Anywhere Integrated Services LLC	88885936	6218626

VALET CLOSING logo	Anywhere Integrated Services LLC	88885969	6218627

VALET CLOSING logo	Anywhere Integrated Services LLC	88885971	6218628

VIRTUALCLOSE	Anywhere Integrated Services LLC	88754563	6382445

VIRTUALCLOSE	Anywhere Integrated Services LLC	88754570	6382446

VIRTUALCLOSE	Anywhere Integrated Services LLC	90794754	6786428

VIRTUALCLOSE	Anywhere Integrated Services LLC	90794755	6812153

WE STAND BY OUR NAME	Anywhere Integrated Services LLC	87169378	5365920

WEST COAST ESCROW	Anywhere Integrated Services LLC	97551335

WEST COAST ESCROW FIRST IN PEOPLE FIRST IN SERVICE & Design	Anywhere Integrated Services LLC	85326253	4095789

YOUR PARTNER TO A SUCCESSFUL CLOSING	Anywhere Integrated Services LLC	88509358	5938088

US Trademark Applications and Registrations

of Century 21 Real Estate LLC

Trademark	Owner Name	Application No.	Registration No.
21ST CENTURY	Century 21 Real Estate LLC	75436943	2300743

21ST CENTURY	Century 21 Real Estate LLC	78565509	3116448

21ST CENTURY CASUALTY	Century 21 Real Estate LLC	78565519	3055063

21ST CENTURY INSURANCE	Century 21 Real Estate LLC	78565505	3106265

AT HOME WITH CENTURY 21	Century 21 Real Estate LLC	78195146	2960793

Ex. I - 17

Trademark	Owner Name	Application No.	Registration No.
BUYER SERVICE PLEDGE	Century 21 Real Estate LLC	74122856	1812377

C21	Century 21 Real Estate LLC	78427047	2933408

C21	Century 21 Real Estate LLC	87748422	5770668

C21	Century 21 Real Estate LLC	90468539	6567514

C21	Century 21 Real Estate LLC	90468551	6594376

C21 COMMERCIAL	Century 21 Real Estate LLC	87034627	5118383

C21 COMMERCIAL	Century 21 Real Estate LLC	88199260	5786754

C21 FH&E Logo	Century 21 Real Estate LLC	88111482	5785723

C21 FINE HOMES & ESTATES	Century 21 Real Estate LLC	87034672	5932319

C21 Logo	Century 21 Real Estate LLC	87775752	5746747

C21 Logo	Century 21 Real Estate LLC	87775755	5758696

C21 Logo (in color)	Century 21 Real Estate LLC	87837474	5752743

C21 Logo (in color)	Century 21 Real Estate LLC	87837483	5752744

C21 UNIVERSITY	Century 21 Real Estate LLC	86669522	4908006

CENTURION	Century 21 Real Estate LLC	73754544	1563740

CENTURION	Century 21 Real Estate LLC	73754545	1553298

CENTURION & Design	Century 21 Real Estate LLC	73754547	1563741

CENTURION Design	Century 21 Real Estate LLC	73754543	1553297

CENTURION HONOR SOCIETY	Century 21 Real Estate LLC	78302129	2981964

CENTURY 21	Century 21 Real Estate LLC	73072695	1063488

CENTURY 21	Century 21 Real Estate LLC	73133892	1085039

CENTURY 21	Century 21 Real Estate LLC	73421810	1304095

CENTURY 21	Century 21 Real Estate LLC	73608730	1429531

CENTURY 21	Century 21 Real Estate LLC	75071763	2178970

CENTURY 21	Century 21 Real Estate LLC	76279429	2662159

CENTURY 21	Century 21 Real Estate LLC	78008646	2762774

CENTURY 21	Century 21 Real Estate LLC	87776567	5610163

CENTURY 21	Century 21 Real Estate LLC	87776573	5610164

CENTURY 21 & Design (in color)	Century 21 Real Estate LLC	87837459	5752741

CENTURY 21 & Design (in color)	Century 21 Real Estate LLC	87837467	5752742

CENTURY 21 & New House Design	Century 21 Real Estate LLC	73133894	1085040

CENTURY 21 & New House Design	Century 21 Real Estate LLC	74142432	1771535

CENTURY 21 & New House Design (with box underneath)	Century 21 Real Estate LLC	73138501	1104464

CENTURY 21 & New Pitched Roof House Design	Century 21 Real Estate LLC	85754237	4453425

CENTURY 21 & Sign & Post Design	Century 21 Real Estate LLC	73262350	1263774

CENTURY 21 & Sign Design	Century 21 Real Estate LLC	74631924	2027670

CENTURY 21 (New House Design with Floor)	Century 21 Real Estate LLC	78852446	3219883

CENTURY 21 BUSINESS BUILDER	Century 21 Real Estate LLC	85630361	4337497

CENTURY 21 BUSINESS BUILDER	Century 21 Real Estate LLC	85630371	4511387

CENTURY 21 COMMERCIAL	Century 21 Real Estate LLC	78827023	3219828

CENTURY 21 COMMERCIAL	Century 21 Real Estate LLC	88206466	5787300

CENTURY 21 COMMERCIAL (Stylized)	Century 21 Real Estate LLC	86111928	4559769

CENTURY 21 FARM & RANCH	Century 21 Real Estate LLC	87226841	5222644

Ex. I - 18

Trademark	Owner Name	Application No.	Registration No.

CENTURY 21 FINE HOMES & ESTATES	Century 21 Real Estate LLC	76581393	3007069

CENTURY 21 FINE HOMES & ESTATES Logo	Century 21 Real Estate LLC	88111483	5779353

CENTURY 21 GLOBAL REFERRAL NETWORK & Design	Century 21 Real Estate LLC	78047046	2725830

CENTURY 21 HOME PROTECTION PLAN	Century 21 Real Estate LLC	73241780	1161341

CENTURY 21 MORTGAGE & Design	Century 21 Real Estate LLC	73421809	1307407

CENTURY 21 TRACKER	Century 21 Real Estate LLC	90468484	6816009

CENTURY 21 TRACKER	Century 21 Real Estate LLC	90468487	6594374

CENTURY 21 TRACKER	Century 21 Real Estate LLC	90468502	6594375

CENTURY 21 TRACKER	Century 21 Real Estate LLC	90468503	6816010

CENTURY 21 TRACKER	Century 21 Real Estate LLC	90468512	6567512

CENTURY 21 TRACKER	Century 21 Real Estate LLC	90468537	6726207

CENTURY 21 UNIVERSITY	Century 21 Real Estate LLC	86269901	4761629

GLOBAL 21	Century 21 Real Estate LLC	85747998	4756330

GOLD MEDALLION	Century 21 Real Estate LLC	74090919	1747396

GOLD MEDALLION	Century 21 Real Estate LLC	74090920	1681402

ONE21	Century 21 Real Estate LLC	87241983	5272868

ONE21	Century 21 Real Estate LLC	87244185	5272873

Q (stylized)	Century 21 Real Estate LLC	76282440	2614917

REAL ESTATE FOR YOUR WORLD	Century 21 Real Estate LLC	78226832	2815094

RECRUIT21	Century 21 Real Estate LLC	87567364	5801044

RELENTLESS MOVES	Century 21 Real Estate LLC	87774130	5886079

SELLER SERVICE PLEDGE	Century 21 Real Estate LLC	74122857	1750374

THE GOLDEN RULER	Century 21 Real Estate LLC	77864709	3920844

X·CELLERATE	Century 21 Real Estate LLC	87567362	5814123

US Trademark Applications and Registrations

of ERA Franchise Systems LLC

Trademark	Owner Name	Application No.	Registration No.
1ST IN SERVICE	ERA Franchise Systems LLC	78710978	3192163

A SMARTER COMMUNITY	ERA Franchise Systems LLC	85026180	4276132

ALWAYS THERE FOR YOU	ERA Franchise Systems LLC	75746258	2477197

ANSWERS	ERA Franchise Systems LLC	74185466	1756219

ERA	ERA Franchise Systems LLC	73113461	1078060

ERA	ERA Franchise Systems LLC	73388791	1251827

Ex. I - 19

Trademark	Owner Name	Application No.	Registration No.

ERA	ERA Franchise Systems LLC	78008652	2691643

ERA	ERA Franchise Systems LLC	78599896	3073417

ERA	ERA Franchise Systems LLC	90687392	6712781

ERA	ERA Franchise Systems LLC	97423524	7098803

ERA	ERA Franchise Systems LLC	97423524	7098803

ERA & New House Design (black on white)	ERA Franchise Systems LLC	75269373	2875845

ERA 1ST IN SERVICE JIM JACKSON MEMORIAL AWARD & Design	ERA Franchise Systems LLC	76284300	2594245

ERA DISTINCTIVE PROPERTIES	ERA Franchise Systems LLC	90298130	6445805

ERA EXPRESS SELL	ERA Franchise Systems LLC	87690832	5636127

ERA GOLD STAR PROPERTY	ERA Franchise Systems LLC	85467451	4337051

ERA HOME PROTECTION PLAN	ERA Franchise Systems LLC	78018755	2576242

ERA LEARNING EXCHANGE	ERA Franchise Systems LLC	85256527	4022857

ERA MORTGAGE & New Roof Design	ERA Franchise Systems LLC	86458793	4743728

ERA POWERED	ERA Franchise Systems LLC	77941481	4354270

ERA REAL ESTATE	ERA Franchise Systems LLC	90687394	6712782

ERA REAL ESTATE & New House Design	ERA Franchise Systems LLC	78575216	3082137

ERA REAL ESTATE & New House Design (White on Red)	ERA Franchise Systems LLC	86094926	4555250

ERA REAL ESTATE & New House Design (White on Red)	ERA Franchise Systems LLC	86106744	4555575

ERA REAL ESTATE & New Roof Design	ERA Franchise Systems LLC	86223291	4670175

ERA REAL ESTATE & New Roof Design (in color)	ERA Franchise Systems LLC	86219831	4670164

ERA REAL ESTATE & New Roof Design (in color)	ERA Franchise Systems LLC	86219842	4923316

ERA REAL ESTATE & New Roof Design (in color)	ERA Franchise Systems LLC	86219850	4878084

ERA REAL ESTATE & New Roof Design (reversed in color)	ERA Franchise Systems LLC	86223297	4882204

ERA REAL ESTATE & New Roof Design (reversed)	ERA Franchise Systems LLC	86223304	4670176

ERA REAL ESTATE CIRCLE OF SUCCESS CIRCLE OF ACHIEVEMENT & Design	ERA Franchise Systems LLC	85773461	4606140

Ex. I - 20

Trademark	Owner Name	Application No.	Registration No.

ERA REAL ESTATE CIRCLE OF SUCCESS CIRCLE OF ACHIEVEMENT & New Roof Design	ERA Franchise Systems LLC	86404228	4965423

ERA REAL ESTATE CIRCLE OF SUCCESS CIRCLE OF HONOR & Design	ERA Franchise Systems LLC	85773463	4606141

ERA REAL ESTATE CIRCLE OF SUCCESS CIRCLE OF HONOR & New Roof Design	ERA Franchise Systems LLC	86404227	4965422

ERA REAL ESTATE CIRCLE OF SUCCESS LEADERS’ CIRCLE & Design	ERA Franchise Systems LLC	85773466	4606142

ERA REAL ESTATE CIRCLE OF SUCCESS LEADERS’ CIRCLE & New Roof Design	ERA Franchise Systems LLC	86404226	4965421

ERA REAL ESTATE DISTINCTIVE PROPERTIES & New Roof Design (Horizontal)	ERA Franchise Systems LLC	86440715	4912015

ERA REAL ESTATE DISTINCTIVE PROPERTIES & New Roof Design (Vertical)	ERA Franchise Systems LLC	86440717	4907097

ERA REAL ESTATE GLOBAL INNOVATION TRUE VALUE BEST IN CLASS COMMUNITY & Design	ERA Franchise Systems LLC	85773459	4606139

ERA REAL ESTATE GLOBAL INNOVATION TRUE VALUE BEST IN CLASS COMMUNITY & New Roof Design	ERA Franchise Systems LLC	86404222	5073790

ERA REAL ESTATE HOME PROTECTION PLAN & Design	ERA Franchise Systems LLC	78035233	2612765

ERA REAL ESTATE LIVE & Design	ERA Franchise Systems LLC	87273477	5414053

ERA REAL ESTATE NATIONAL MILITARY BROKER NETWORK & Design	ERA Franchise Systems LLC	78058980	2635317

ERA REAL ESTATE POWERED	ERA Franchise Systems LLC	85227394	4250619

ERA REAL ESTATE POWERED	ERA Franchise Systems LLC	85227422	4254504

ERA REAL ESTATE POWERED & New Roof Design	ERA Franchise Systems LLC	86421615	4743632

ERA REAL ESTATE POWERED & New Roof Design (in color)	ERA Franchise Systems LLC	88784507	6135589

ERA REAL ESTATE RESORT PROPERTIES INTERNATIONAL & Design	ERA Franchise Systems LLC	76243766	2563583

ERA REAL ESTATE TOP GUN & New Roof Design (in color)	ERA Franchise Systems LLC	86421614	4897170

ERA SELECT SERVICES	ERA Franchise Systems LLC	75809994	2737148

Ex. I - 21

Trademark	Owner Name	Application No.	Registration No.

ERA SELLERS SECURITY PLAN & Design	ERA Franchise Systems LLC	87456650	5525920

ERA TOPRECRUITER	ERA Franchise Systems LLC	85238595	4022536

GOLD STAR ON THE GO	ERA Franchise Systems LLC	85467453	4983369

IF WE DON’T SELL YOUR HOUSE, ERA WILL BUY IT!	ERA Franchise Systems LLC	74073209	1646268

IT’S THE LITTLE THINGS WE DO	ERA Franchise Systems LLC	78915320	3233314

LEVERAGE	ERA Franchise Systems LLC	87455631	5830883

LEVERAGE	ERA Franchise Systems LLC	97123086	7117937

LEVERAGE (Stylized)	ERA Franchise Systems LLC	88080517	6005041

NMBN	ERA Franchise Systems LLC	74183282	1753385

OWNING THE FENCE GET OFF IT AND OWN IT & Fence Design	ERA Franchise Systems LLC	87229929	5222899

SELECT SERVICES & Design	ERA Franchise Systems LLC	85467460	4377164

SELLERS SECURITY	ERA Franchise Systems LLC	78425874	2983252

TEAMERA	ERA Franchise Systems LLC	85298427	4066650

TEAMERA.COM	ERA Franchise Systems LLC	85256525	4022856

TOP GUN	ERA Franchise Systems LLC	74153559	1757264

WE WILL SELL YOUR HOUSE OR ERA WILL BUY IT	ERA Franchise Systems LLC	75483140	2464187

US Trademark Applications and Registrations

of Coldwell Banker Real Estate LLC

Trademark	Owner Name	Application No.	Registration No.
PREVIEWS (Stylized)	Coldwell Banker Real Estate LLC	71620930	565757

PREVIEWS	Coldwell Banker Real Estate LLC	78768439	3219716

PRESERVING THE TRUST	Coldwell Banker Real Estate LLC	74393851	1823177

PERSONAL RETRIEVER Sign Rider Design	Coldwell Banker Real Estate LLC	78182148	3102893
MOVE METER	Coldwell Banker Real Estate LLC	97234690	6881582

Ex. I - 22

Trademark	Owner Name	Application No.	Registration No.

MOVE METER	Coldwell Banker Real Estate LLC	97236405	6881585

LISTING CONCIERGE	Coldwell Banker Real Estate LLC	97650138

GENERATION BLUE EXPERIENCE	Coldwell Banker Real Estate LLC	85179682	3985404

GEN BLUE EXPERIENCE	Coldwell Banker Real Estate LLC	87067245	5216630

GEN BLUE	Coldwell Banker Real Estate LLC	87067241	5189465

EMERGING BROKER TRAINING	Coldwell Banker Real Estate LLC	87687706	5625561

COMMERCIALUNIVERSITY & Design	Coldwell Banker Real Estate LLC	85304756	4063162

COMMERCIAL UNIVERSITY & Cap Design	Coldwell Banker Real Estate LLC	87667606	5728902

COMMERCIAL TO THE CORE	Coldwell Banker Real Estate LLC	86936725	5159150

COMMERCIAL TO THE CORE	Coldwell Banker Real Estate LLC	86936727	5106567

COLDWELL BANKER UNIVERSITY & Cap in Circle Design	Coldwell Banker Real Estate LLC	85179678	4005411

COLDWELL BANKER UNIVERSITY	Coldwell Banker Real Estate LLC	74425646	1842126

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in color	Coldwell Banker Real Estate LLC	78638810	3170029

COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Coldwell Banker Real Estate LLC	85719826	4313113

COLDWELL BANKER PREVIEWS INTERNATIONAL	Coldwell Banker Real Estate LLC	78032990	2529955

COLDWELL BANKER PREVIEWS INTERNATIONAL	Coldwell Banker Real Estate LLC	78655389	3093311

COLDWELL BANKER ON LOCATION	Coldwell Banker Real Estate LLC	77721965	3786028

COLDWELL BANKER GLOBAL LUXURY & Design	Coldwell Banker Real Estate LLC	87263135	5318633

COLDWELL BANKER GLOBAL LUXURY	Coldwell Banker Real Estate LLC	87263128	5318632

COLDWELL BANKER CONCIERGE	Coldwell Banker Real Estate LLC	75588856	2472004

COLDWELL BANKER CONCIERGE	Coldwell Banker Real Estate LLC	75630167	2576448

COLDWELL BANKER COMMERCIAL CB & Design in 3D (in color)	Coldwell Banker Real Estate LLC	85529640	4175765

COLDWELL BANKER COMMERCIAL CB & Design in 3D (in color)	Coldwell Banker Real Estate LLC	85529643	4175766

Ex. I - 23

Trademark	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL CB & Design in 3D (in color)	Coldwell Banker Real Estate LLC	85530549	4530043

COLDWELL BANKER COMMERCIAL CB & Design (no box)	Coldwell Banker Real Estate LLC	87275989	5264687

COLDWELL BANKER COMMERCIAL CB & Design	Coldwell Banker Real Estate LLC	78080719	2745034

COLDWELL BANKER COMMERCIAL CB & Design	Coldwell Banker Real Estate LLC	78655402	3179803

COLDWELL BANKER COMMERCIAL	Coldwell Banker Real Estate LLC	73787763	1598908

COLDWELL BANKER COMMERCIAL	Coldwell Banker Real Estate LLC	75120713	2059364

COLDWELL BANKER COMMERCIAL	Coldwell Banker Real Estate LLC	78655398	3254878

COLDWELL BANKER CB & Design in 3D in color	Coldwell Banker Real Estate LLC	85528560	4175758

COLDWELL BANKER CB & Design in 3D in color	Coldwell Banker Real Estate LLC	85528627	4175759

COLDWELL BANKER CB & Design in 3D in color	Coldwell Banker Real Estate LLC	85529273	4400923

COLDWELL BANKER CB & Design HOME LOANS	Coldwell Banker Real Estate LLC	77870433	3810666

COLDWELL BANKER CB & Design (in color)	Coldwell Banker Real Estate LLC	73346790	1215241

COLDWELL BANKER CB & Design	Coldwell Banker Real Estate LLC	75152363	2059501

COLDWELL BANKER CB & Design	Coldwell Banker Real Estate LLC	78655400	3179802

COLDWELL BANKER & CB Star Logo in a box (in color)	Coldwell Banker Real Estate LLC	88752534	6160152

COLDWELL BANKER & CB Star Logo in a box (in b/w)	Coldwell Banker Real Estate LLC	88752537	6143746

COLDWELL BANKER	Coldwell Banker Real Estate LLC	73211116	1154155

COLDWELL BANKER	Coldwell Banker Real Estate LLC	75152362	2057608

COLDWELL BANKER	Coldwell Banker Real Estate LLC	78008563	2453334

COLDWELL BANKER	Coldwell Banker Real Estate LLC	78655395	3100659

COLDWELL BANKER	Coldwell Banker Real Estate LLC	90792184	6781337

CBX	Coldwell Banker Real Estate LLC	88045824	5848709

CBC	Coldwell Banker Real Estate LLC	78235734	3030080

CB in a House Design	Coldwell Banker Real Estate LLC	85681112	4748319
CB in a House & CBU Design	Coldwell Banker Real Estate LLC	88094042	5691784

Ex. I - 24

Trademark	Owner Name	Application No.	Registration No.

CB GLOBAL LUXURY	Coldwell Banker Real Estate LLC	90173884	6834606

CB GLOBAL LUXURY	Coldwell Banker Real Estate LLC	90173948	6834607

CB ESTIMATE	Coldwell Banker Real Estate LLC	97234694	6881583

CB COLDWELL BANKER COMMERCIAL	Coldwell Banker Real Estate LLC	90795228	7069336

CB COLDWELL BANKER COMMERCIAL	Coldwell Banker Real Estate LLC	90795229	7116133

CB COLDWELL BANKER COMMERCIAL	Coldwell Banker Real Estate LLC	90795233	6965494

CB COLDWELL BANKER COMMERCIAL	Coldwell Banker Real Estate LLC	90795236	6965495

CB COLDWELL BANKER & Star Logo (in b&w)	Coldwell Banker Real Estate LLC	88341181	5934055

CB COLDWELL BANKER & Star Logo (horizontal & in color)	Coldwell Banker Real Estate LLC	88689108	6029313

CB COLDWELL BANKER & Star Logo (horizontal & in b&w)	Coldwell Banker Real Estate LLC	88689106	6029312

CB COLDWELL BANKER	Coldwell Banker Real Estate LLC	90010361	6255691

CB COLDWELL BANKER	Coldwell Banker Real Estate LLC	90792187	6781340

CB CBU	Coldwell Banker Real Estate LLC	97689607

CB & Star Logo (in color)	Coldwell Banker Real Estate LLC	88341173	6035112

CB & Star Logo (in b&w)	Coldwell Banker Real Estate LLC	88341166	5934052

CB & Star Logo (in b&w)	Coldwell Banker Real Estate LLC	88341167	5934053

CB & Star Logo (in b&w)	Coldwell Banker Real Estate LLC	88341168	5934054

CB & Design	Coldwell Banker Real Estate LLC	73210971	1153366

CB	Coldwell Banker Real Estate LLC	90010362	6249767

CB	Coldwell Banker Real Estate LLC	90792185	6781338

CB	Coldwell Banker Real Estate LLC	90792186	6781339

BLUE MATTER	Coldwell Banker Real Estate LLC	77948751	3860242

Ex. I - 25

U.S. Trademark Applications and Registrations

of Sotheby’s International Realty, Inc.

Trademark	Owner Name	Application No.	Registration No.
CAPE COD STYLE	Sotheby’s International Realty, Inc.	76410655	2971401

CAPE COD STYLE	Sotheby’s International Realty, Inc.	76410657	2736246

GREENWICHSTYLE	Sotheby’s International Realty, Inc.	77619262	3639386

NEWYORKCITYSTYLE	Sotheby’s International Realty, Inc.	77819231	3858479

ONLY WITH US	Sotheby’s International Realty, Inc.	85690452	4272410

US Trademark Applications and Registrations

of Secured Land Transfers LLC

Trademark	Owner Name	Application No.	Registration No.
SECURED LAND TITLE with “T” logo (b/w)	Secured Land Transfers LLC	88924944	6220915

SECURED LAND TITLE with “T” logo (color)	Secured Land Transfers LLC	88924942	6220914

TITLEONE	Secured Land Transfers LLC	76154992	2485328

TO Logo	Secured Land Transfers LLC	76154993	2485329

US Trademark Applications and Registrations

of Burnet Realty LLC

Trademark	Owner Name	Application No.	Registration No.
DISTINCTIVE HOMES	Burnet Realty LLC	74085862	1712157

US Trademark Applications and Registrations

of Martha Turner Properties, L.P.

Trademark	Owner Name	Application No.	Registration No.
MARTHA TURNER	Martha Turner Properties, L.P.	77158894	3355919

Ex. I - 26

US Trademark Applications and Registrations

of Anywhere Advisors LLC

Trademark	Owner Name	Application No.	Registration No.
REAL ESTATE ADVANTAGE	Anywhere Advisors LLC	88575495	6006963

VIEW	Anywhere Advisors LLC	88578560	6007166

US Trademark Applications and Registrations

of Climb Franchise Systems LLC

Trademark	Owner Name	Application No.	Registration No.
CLIMB	Climb Franchise Systems LLC	88015901	5689558

CLIMB REAL ESTATE Logo	Climb Franchise Systems LLC	88163778	5803975

THE CONDO STORE	Climb Franchise Systems LLC	75358857	2217143

US Trademark Applications and Registrations

of Corcoran Group LLC

Trademark	Owner Name	Application No.	Registration No.
AGENT STUDIO	Corcoran Group LLC	88407213	5953585

AGENT STUDIO Logo	Corcoran Group LLC	88407198	5874428

CORCORAN	Corcoran Group LLC	75688924	2533288

CORCORAN	Corcoran Group LLC	77251976	3417729

CORCORAN	Corcoran Group LLC	88164619	5849053

CORCORAN	Corcoran Group LLC	88164625	5842891

CORCORAN (stylized)	Corcoran Group LLC	88242626	5843212

CORCORAN (stylized)	Corcoran Group LLC	88242635	5855634

CORCORAN Colorbar	Corcoran Group LLC	88349870	6000183

CORCORAN Colorbar	Corcoran Group LLC	88349877	6000184

CORCORAN Colorbar in white font	Corcoran Group LLC	88668627	6068163

CORCORAN GROUP	Corcoran Group LLC	88164626	5842892

CORCORAN LIVE WHO YOU ARE	Corcoran Group LLC	88532773	6212183

CORCORAN LIVE WHO YOU ARE	Corcoran Group LLC	88532780	5982559

CORCORAN LIVE WHO YOU ARE & Design	Corcoran Group LLC	88532765	6212182

CORCORAN LIVE WHO YOU ARE & Design	Corcoran Group LLC	88532769	5982557

CORCORAN New Development & Colorbar Logo	Corcoran Group LLC	88782626	6176751

CORCORAN New Development & Colorbar Logo	Corcoran Group LLC	88782564	6135523

Ex. I - 27

Trademark	Owner Name	Application No.	Registration No.
CORCORAN New Development Logo (Black and White)	Corcoran Group LLC	88782636	6176752

CORCORAN SUNSHINE	Corcoran Group LLC	86457227	4772592

CORCORAN SUNSHINE & CS & Interlocking Circles Design	Corcoran Group LLC	86457230	4844204

CORCORAN SUNSHINE MARKETING GROUP & CS & Interlocking Circles Design	Corcoran Group LLC	86457231	4844205

CS & Interlocking Circles Design	Corcoran Group LLC	77287785	3418149

LIVE WHO YOU ARE	Corcoran Group LLC	88567805	6212229

LIVE WHO YOU ARE	Corcoran Group LLC	78713347	3178618

LIVE WHO YOU ARE	Corcoran Group LLC	88567800	5984464

THE CORCORAN GROUP	Corcoran Group LLC	75689238	2366134

CORCORAN PREDEV	Corcoran Group LLC	90241678	6625252

US Trademark Applications and Registrations

The Landover Corporation

Trademark	Owner Name	Application No.	Registration No.
PUT OUR KNOWLEDGE ON YOUR SIDE	The Landover Corporation	76676968	3464920

US Trademark Applications and Registrations

Warburg Realty Partnership, Ltd.

Trademark	Owner Name	Application No.	Registration No.
WARBURG REALTY	Warburg Realty Partnership, Ltd.	85025971	3890126

US Trademark Applications and Registrations

of ZapLabs LLC

Trademark	Owner Name	Application No.	Registration No.
POWERED BY ZIP	ZapLabs LLC	88463807	5971498

POWERED BY ZIPREALTY TECHNOLOGY	ZapLabs LLC	85952784	4477516

POWERED BY ZIPREALTY TECHNOLOGY	ZapLabs LLC	85952792	4477517

REAL-ESTATE.COM & Sign & Post	ZapLabs LLC	85750793	4346609

Z (Stylized)	ZapLabs LLC	85038137	4568496

Z (stylized)	ZapLabs LLC	85038140	4564392

ZAP	ZapLabs LLC	86554238	4831368

Ex. I - 28

Trademark	Owner Name	Application No.	Registration No.
ZAP	ZapLabs LLC	86554241	4947680

ZAPLABS	ZapLabs LLC	87073982	5287430

ZAPLABS	ZapLabs LLC	87073985	5124264

ZAPLABS (Stylized in color)	ZapLabs LLC	87074456	5263672

ZAPLABS (Stylized in color)	ZapLabs LLC	87074450	5124267

ZAPLEADS	ZapLabs LLC	86855780	5492607

ZAPSCORE	ZapLabs LLC	86816569	5514155

ZAPSTORE	ZapLabs LLC	86829222	5085196

ZIPAGENT	ZapLabs LLC	78319223	2893591

ZIPNOTIFY	ZapLabs LLC	78319246	2895842

ZIPREALTY	ZapLabs LLC	75721275	2507682

ZIPREALTY & Z (stylized)	ZapLabs LLC	85038233	4568497

ZIPREALTY & Z (stylized)	ZapLabs LLC	85038235	4564393

ZIPTIPS	ZapLabs LLC	78319238	2893593

Copyright Registrations

Owner/Claimant Name	Title	Registration No.
Better Homes and Gardens Real Estate Licensee LLC	The Entrepreneur Blueprint	TX0008448950

Burnet Realty LLC	Real estate times - v. 78, no. 1.	TX0000061249

Burnet Realty LLC	Real estate times - v. 78, no. 2.	TX0000071213

Burnet Realty LLC	Real estate times - v. 79, no.1	TX0000204670

Burnet Realty LLC	Real estate times - v. 79, no. 2.	TX0000276031

Burnet Realty LLC	Real estate times - v. 79, no. 3.	TX0000336681

Century 21 Real Estate LLC.	The Century 21 Complete Home Guide Vol.3, no. 1.	TX0002300039

Century 21 Real Estate LLC	Twenty-One	TX0003197653

Century 21 Real Estate LLC	Century 21 sales performance system: coaches video ser.	PA0000530364

Century 21 Real Estate LLC	Century 21 sales performance system: sales associate video ser.	PA0000530367

Century 21 Real Estate LLC	2 & 1 Training Program	SR0000132952

Century 21 Real Estate LLC	Century 21 Sales Performance System	SR0000133677

Century 21 Real Estate LLC	Gold market analysis certificate	TX0001570001

Century 21 Real Estate LLC	21 Ways to Purchase Property	TX0001570002

Century 21 Real Estate LLC	Action Warranty	TX0001570003

Century 21 Real Estate LLC	21 Questions that Help Make a House Sell Faster	TX0001570004

Century 21 Real Estate LLC	Success Starts with a Super Image	TX0001570005

Century 21 Real Estate LLC	VIP Buyer Referral	TX0001588502

Century 21 Real Estate LLC	VIP Seller Referral	TX0001664218

Century 21 Real Estate LLC.	Twenty-One	TX0002229537

Ex. I - 29

Owner/Claimant Name	Title	Registration No.

Century 21 Real Estate LLC	VIP Training: Broker Overview	TX0002647998

Century 21 Real Estate LLC	Twenty-One	TX0002300041

Century 21 Real Estate LLC	Twenty-One	TX0002304240

Century 21 Real Estate LLC	Twenty-One	TX0002333788

Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX0002337742

Century 21 Real Estate LLC	Getting Ready Pre-Installation Guide	TX0002349485

Century 21 Real Estate LLC	Training Manual for Management.	TX0002349490

Century 21 Real Estate LLC	Training Manual for Administration	TX0002349491

Century 21 Real Estate LLC	CenturyNet Sales & Listing	TX0002379842

Century 21 Real Estate LLC	CenturyNet Management: Sales & Listing	TX0002379848

Century 21 Real Estate LLC	Twenty-One	TX0002402614

Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX0002402615

Century 21 Real Estate LLC	Twenty-One	TX0002481623

Century 21 Real Estate LLC	Twenty-One	TX0002481624

Century 21 Real Estate LLC	Twenty-One	TX0002586280

Century 21 Real Estate LLC	Twenty-One	TX0002586286

Century 21 Real Estate LLC	Twenty-One	TX0002595091

Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX0002595542

Century 21 Real Estate LLC	Business and Financial Planning	TX0002637007

Century 21 Real Estate LLC	Helping Yourself Through Effective Public Relations: Guidelines for Brokers.	TX0002637008

Century 21 Real Estate LLC	International Management Academy	TX0002637009

Century 21 Real Estate LLC	Century 21 Sales Performance System Coach’s Guide	TX0002637051

Century 21 Real Estate LLC	Century 21 Military Relocation Network Sales Associates Training Program	TX0002647995

Century 21 Real Estate LLC	Century 21 Recruiting Presentation: User’s Guide	TX0002648166

Century 21 Real Estate LLC	Listing Presentation Manual: Instructions	TX0002652844

Century 21 Real Estate LLC	Principles of Sales Management	TX0002652986

Century 21 Real Estate LLC	VIP Sales Associates Training	TX0002652988

Century 21 Real Estate LLC	Property Management Support System	TX0002652992

Century 21 Real Estate LLC	Listing Presentation Manual	TX0002652994

Century 21 Real Estate LLC	Managers as Leaders	TX0002655497

Century 21 Real Estate LLC	Management Development Course	TX0002655498

Century 21 Real Estate LLC	Century 21 Investment Practices Course	TX0002655509

Century 21 Real Estate LLC	Investment Specialist Course	TX0002655724

Century 21 Real Estate LLC	Investment Marketing Course	TX0002655725

Century 21 Real Estate LLC	Investment Qualification Course	TX0002655732

Century 21 Real Estate LLC	Twenty-One	TX0002657200

Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX0002657251

Century 21 Real Estate LLC	VIP Relocation Director’s Training Course: No. 520	TX0002662352

Century 21 Real Estate LLC	Twenty-One	TX0002668404

Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX0002668405

Century 21 Real Estate LLC	CenturyWriter	TX0002680420

Century 21 Real Estate LLC	CenturyNet Guide	TX0002684378

Century 21 Real Estate LLC	Administrative Guide	TX0002684379

Century 21 Real Estate LLC	Quick Reference-Closing a Transaction-Management Sales & Listing	TX0002684414

Ex. I - 30

Owner/Claimant Name	Title	Registration No.
Century 21 Real Estate LLC	Steps to Success: Regional Overview	TX0002701125

Century 21 Real Estate LLC	Steps to Success: Management	TX0002707972

Century 21 Real Estate LLC	CenturyNet 4.0 Conversion Training Manual	TX0002707973

Century 21 Real Estate LLC	Steps to Success: System Set-up	TX0002707974

Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 101	TX0002728452

Century 21 Real Estate LLC	Steps to Success: Sales Associate Overview	TX0002729751

Century 21 Real Estate LLC	Steps to Success: Sales Tools	TX0002729752

Century 21 Real Estate LLC	Century 21 Presentation Flipchart Instruction Booklet	TX0002732090

Century 21 Real Estate LLC	Century 21 Investment Training: Investment Practices Course	TX0002732091

Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX0002747278

Century 21 Real Estate LLC	Twenty-One	TX0002747279

Century 21 Real Estate LLC	Property Management Support System	TX0002789745

Century 21 Real Estate LLC	Breaking Through: Recruiting Presentation, Flipchart Instructional Guide Booklet	TX0002792651

Century 21 Real Estate LLC	Managers as Leaders	TX0002792652

Century 21 Real Estate LLC	Century 21 Investment Training: Investment Specialist Course	TX0002792653

Century 21 Real Estate LLC	Century 21 Management Development Course	TX0002792668

Century 21 Real Estate LLC	Twenty-One	TX0002865201

Century 21 Real Estate LLC	Twenty-One	TX0002865202

Century 21 Real Estate LLC	Operation orbit chartbook and market share intelligence	TX0002869323

Century 21 Real Estate LLC	Operation orbit notebook of sessions topics	TX0002892959

Century 21 Real Estate LLC	CenturyNet FMP Installation and Utilities Guide	TX0002997372

Century 21 Real Estate LLC	Setup Guide	TX0002997373

Century 21 Real Estate LLC	Twenty-One	TX0003011037

Century 21 Real Estate LLC	Twenty-One	TX0003011041

Century 21 Real Estate LLC	Twenty-One	TX0003025275

Century 21 Real Estate LLC	Century 21 Sellers Service Pledge	TX0003079622

Century 21 Real Estate LLC	CenturyNet Financial Management Package: User’s Guide	TX0003086254

Century 21 Real Estate LLC	Twenty-One	TX0003088127

Century 21 Real Estate LLC	Twenty-One	TX0003092347

Century 21 Real Estate LLC	Century 21 Buyer Service Pledge	TX0003104464

Century 21 Real Estate LLC	Century 21 Sales Performance System: Sales Associate Workbook	TX0003110976

Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 201 Relocation Director Referral Coordinator	TX0003110977

Century 21 Real Estate LLC	Century 21 Sales Performance System: Sales Associate Guide	TX0003110978

Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 301 Broker/Manager	TX0003110979

Century 21 Real Estate LLC	CenturyNet Financial Management Package, Version 2.2: FMP Installation & Utilities Guide	TX0003133457

Century 21 Real Estate LLC	CenturyNet Financial Management Package: Accounting User Guide	TX0003137445

Century 21 Real Estate LLC	Twenty-One	TX0003197652

Century 21 Real Estate LLC	Twenty-One	TX0003200633

Ex. I - 31

Owner/Claimant Name	Title	Registration No.
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 102	TX0003701774

Century 21 Real Estate LLC	Recruiting Flipchart Coach’s Guide	TX0003788291

Century 21 Real Estate LLC	1982 Centurion Lapel Pin	VA0000339820

Century 21 Real Estate LLC	Centurion Statue	VA0000355168

Century 21 Real Estate LLC	Centurion, 1987	VA0000355169

Century 21 Real Estate LLC	1988 Centurion Lapel Pin	VAu000168301

Century 21 Real Estate LLC & Meredith Corporation (jointly owned)	At home with Century 21. (winter 04)	TX0006025339

Century 21 Real Estate LLC & Meredith Corporation (jointly owned)	At home with Century 21	TX0006231001

Coldwell Banker Real Estate LLC	Fast start / produced by Multi-Media Presentations, Inc.	PA0000135639

Coldwell Banker Real Estate LLC	Foundation for Success	TX0006196069

Coldwell Banker Real Estate LLC	Coldwell Banker Real Estate Corporation Personal retriever dog sign rider	VA0001134268

Coldwell Banker Real Estate Services LLC	The Action plan	TX0001783795

Coldwell Banker Residential Real Estate LLC	Fast start training manual (instructor’s guide) : pt. II	TX0002079881

Coldwell Banker Residential Real Estate LLC	Masterscourse Farming: MS-501	TX0002081904

Coldwell Banker Residential Real Estate LLC	MS-201-technicalskills Workshops	TX0002082769

Coldwell Banker Residential Real Estate LLC	Fast Start Sales Associate Workbook	TX0002083845

Coldwell Banker Residential Real Estate LLC	Fast start training manual (instructor’s guide) : pt. I	TX0002083909

Coldwell Banker Residential Real Estate LLC	SuccessTrack	TX0002084735

Coldwell Banker Residential Real Estate LLC	The Home price comparison index : Jan. 1987	TX0002408262

Coldwell Banker Residential Real Estate LLC	First quarter 1988 quotables	TX0002595842

Coldwell Banker Residential Real Estate LLC	Home price comparison index : a guide for comparing home prices across the nation.	TX0002628430

Coldwell Banker Residential Real Estate LLC	Coldwell Banker makes real estate a black tie affair.	TX0002711365

Coldwell Banker Residential Real Estate LLC	Homeowners compu-tax delight / by Jack D. Gravis.	TXu000130810

Coldwell Banker Residential Real Estate LLC	Homebuyers compu-tax delight.	TXu000168442

ERA Franchise Systems LLC	ERA management manual; 13-week action program	A451958

ERA Franchise Systems LLC	Methods of management	A564564

ERA Franchise Systems LLC	Operations manual	A564991

Ex. I - 32

Owner/Claimant Name	Title	Registration No.
ERA Franchise Systems LLC	Buyers protection plan maintenance-service agreement	A845644

ERA Franchise Systems LLC	Application buyers protection plan	A852707

ERA Franchise Systems LLC	ERA sales training program; cassette text, filmstrips no. 1- 13	A869381

ERA Franchise Systems LLC	Agent training manual	A877902

ERA Franchise Systems LLC	Buyers protection plan agreement	A903945

ERA Franchise Systems LLC	Residential seller’s warranty agreement	A903946

ERA Franchise Systems LLC	Buyers protection plan sellers assignment	A903947

ERA Franchise Systems LLC	Home sellers protection plan application	A906702

ERA Franchise Systems LLC	ERA guaranteed sales plan sales and equity advance program	JP20364

ERA Franchise Systems LLC	Showing the home	JP20365

ERA Franchise Systems LLC	Handling listing objections	JP20366

ERA Franchise Systems LLC	Obtaining buyer prospects	JP20367

ERA Franchise Systems LLC	Listing sources	JP20368

ERA Franchise Systems LLC	Servicing the listing; filmstrip	JP20369

ERA Franchise Systems LLC	Listing appointment techniques	JP20370

ERA Franchise Systems LLC	Overcoming buyer objections	JP20371

ERA Franchise Systems LLC	Presenting the offer	JP20372

ERA Franchise Systems LLC	Counseling the buyer	JP20373

ERA Franchise Systems LLC	Agent listing training	N43818

ERA Franchise Systems LLC	Listing appointment techniques	N43819

ERA Franchise Systems LLC	Listing sources	N43820

ERA Franchise Systems LLC	Showing the home	N43821

ERA Franchise Systems LLC	Career opportunity I	N43822

ERA Franchise Systems LLC	Obtaining buyer prospects	N43823

ERA Franchise Systems LLC	Handling listing objections	N43824

ERA Franchise Systems LLC	Overcoming buyer objections	N43825

ERA Franchise Systems LLC	Servicing the listing	N43826

ERA Franchise Systems LLC	ERA guaranteed sales plan and equity advance program	N43827

ERA Franchise Systems LLC	Counseling the buyer	N43828

ERA Franchise Systems LLC	Career opportunity II	N43829

ERA Franchise Systems LLC	Presenting the offer	N43830

ERA Franchise Systems LLC	[EIS]	TX0003501505

ERA Franchise Systems LLC	The Blueprint-II Program Suite	TX0002000230

ERA Franchise Systems LLC	The Moving Experience: ERA real estate consumer guide to relocation.	TX0000269524

ERA Franchise Systems LLC	ERA sales training program; cassette text, filmstrips no. 1- 13	TX0000002949

ERA Franchise Systems LLC	ERA Home Buyer Program: Appraisal Authorization	TX0000352806

ERA Franchise Systems LLC	ERA Home Buyer Program: ERA Broker’s Application for Sellers	TX0000352807

ERA Franchise Systems LLC	Workbook for Certification Training, ERA Certified Real Estate Specialist	TX0000382801

ERA Franchise Systems LLC	Answers: The 91 Most Frequently Asked Questions and Answers about Buying or Selling a Home	TX0004331188

ERA Franchise Systems LLC	ERA Affiliate Internet Manager: User Manual	TX0004776598

Ex. I - 33

Owner/Claimant Name	Title	Registration No.
ERA Franchise Systems LLC	ERA Advertiser	TX0000070933

ERA Franchise Systems LLC	The Home Sellers Guide	TX0000744046

ERA Franchise Systems LLC	Blueprint for Success: Basics of Successful Real Estate Business Management	TX0000840298

ERA Franchise Systems LLC	No Down Payment (Louisiana)	TX0000929991

ERA Franchise Systems LLC	Reduced Interest Rate (Louisiana)	TX0000929992

ERA Franchise Systems LLC	Reduce Interest Rate	TX0000929993

ERA Franchise Systems LLC	No Down Payment	TX0000929994

ERA Franchise Systems LLC	No Down Payment (Louisiana)	TX0000929995

ERA Franchise Systems LLC	Reduced Interest Rate (Louisiana)	TX0000929996

ERA Franchise Systems LLC	No Down Payment	TX0000929997

ERA Franchise Systems LLC	Reduced Interest Rate	TX0000929998

ERA Franchise Systems LLC	Co-ownership Agreement (Louisiana)	TX0000929999

ERA Franchise Systems LLC	Co-ownership Agreement	TX0000930000

ERA Franchise Systems LLC	Mortgage Watch	VAu000079570

ZapLabs LLC*	Massachusetts rebate information and disclosure	TX0006087702

ZapLabs LLC*	www.zipagent.com	TXu001215130

ZapLabs LLC*	www.zipagent.com; Version 7.9.1	TXu001215131

ZapLabs LLC*	www.ziprealty.com : version 7.9.1	TXu001210054

ZapLabs LLC*	ZAP	TXu001185777

ZapLabs LLC*	ZipRealty affiliated business arrangement disclosure statement	TX0006107979

ZapLabs LLC*	ZipRealty affiliated business arrangement disclosure statement	TX0006107980

ZapLabs LLC*	ZipRealty.com terms of us: sellers	TX0006107976

ZapLabs LLC*	ZipRealty.com terms of use	TX0006107978

ZapLabs LLC*	ZipRealty.com terms of use: buyers	TX0006107977

*	Corrective filing updating the owner name to ZapLabs LLC is in process.

Ex. I - 34

Schedule III to the

Second Lien Priority

Collateral Agreement

COMMERCIAL TORT CLAIMS

ELI Realty Investments, LLC, et al. v. Corcoran Group LLC, (Case No. 8:22-cv-01195), United States District Court for the Central District of California. On June 21, 2022, ELI Realty Investments (“ELI”), a former franchisee, and its various joint venture partners in which ELI owned a majority interest (“JVs”), sued Corcoran for breach of contract, fraud and violations of California Business and Professions Code Sec. 17200. Prior to termination of the franchise, Corcoran had loaned substantial sums to ELI in connection with ELI’s operations, pursuant to which ELI executed a series of Conversion Promissory Notes (“CPN”) and Security Agreements in Corcoran’s favor. On June 27, 2022, we filed an Answer and asserted counterclaims against ELI and the JVs for breach of contract, breach of the CPNs, breach of Security Agreements and unjust enrichment seeking, among other things, repayment of the CPNs. We also filed a Third-Party Compliant against the owner of ELI and several entities owned or controlled by it, alleging that the owner had fraudulently conveyed at least $1.9 million of ELI/JV assets to ELI’s executives and owners (or entities controlled by them) in violation of Corcoran’s Security Agreements. Our Third-Party claims include causes of action to overturn these transfers. On July 10, 2023, the owner of ELI filed for Chapter 7 Bankruptcy protection. Our claims against this owner are, therefore, currently stayed pursuant to the United States Bankruptcy Code. Our ability, if any, to collect against this owner will depend on the resolution of the bankruptcy matter. It is unknown whether the entities to which assets were transferred continue to hold any assets.

Schedule III - 35

Schedule IV to the

Second Lien Priority

Collateral Agreement

FILING OFFICES

	Grantor	Jurisdiction

1.	Anywhere Intermediate Holdings LLC	Delaware

2.	Anywhere Real Estate Group LLC	Delaware

3.	Anywhere Co-Issuer Corp.	Florida

4.	Alpha Referral Network LLC	Texas

5.	Anywhere Advisors LLC	Delaware

6.	Anywhere Advisors Nevada LLC	Nevada

7.	Anywhere Brands LLC	Delaware

8.	Anywhere Insurance Agency Inc.	Massachusetts

9.	Anywhere Integrated Affiliates Holdings LLC	Delaware

10.	Anywhere Integrated Holdings LLC	Delaware

11.	Anywhere Integrated Services LLC	Delaware

12.	Anywhere Integrated Venture Partner LLC	Delaware

13.	Anywhere Leads Inc.	Delaware

14.	Anywhere Real Estate Operations LLC	California

15.	Anywhere Real Estate Services Group LLC	Delaware

16.	Better Homes and Gardens Real Estate Licensee LLC	Delaware

17.	Better Homes and Gardens Real Estate LLC	Delaware

18.	Burgdorff LLC	Delaware

19.	Burnet Realty LLC	Minnesota

20.	Career Development Center, LLC	Delaware

21.	Cartus Corporation	Delaware

22.	Upward Title & Escrow Company	California

23.	CB Commercial NRT Pennsylvania LLC	Delaware

24.	CDRE TM LLC	Delaware

25.	Century 21 Real Estate LLC	Delaware

26.	CGRN, Inc.	Delaware

27.	Climb Franchise Systems LLC	Delaware

28.	Climb Real Estate, Inc.	California

Schedule IV - 36

	Grantor	Jurisdiction

29.	Climb Real Estate LLC	Delaware

30.	Coldwell Banker Commercial Pacific Properties LLC	Hawaii

31.	Coldwell Banker LLC	Delaware

32.	Coldwell Banker NRT RealVitalize, Inc.	Delaware

33.	Coldwell Banker Pacific Properties LLC	Hawaii

34.	Coldwell Banker Real Estate LLC	California

35.	Coldwell Banker Real Estate Services LLC	Delaware

36.	Coldwell Banker Residential Brokerage Company	California

37.	Coldwell Banker Residential Brokerage LLC	Delaware

38.	Coldwell Banker Residential Real Estate LLC	California

39.	COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK	California

40.	COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.	Pennsylvania

41.	COLORADO COMMERCIAL, LLC	Colorado

42.	Corcoran Group LLC	Delaware

43.	CORNERSTONE TITLE COMPANY	California

44.	Equity Title Company	California

45.	Equity Title Messenger Service Holding LLC	Delaware

46.	ERA Franchise Systems LLC	Delaware

47.	ESTATELY, INC.	Washington

48.	Guardian Holding Company	Delaware

49.	HFS.com Connecticut Real Estate LLC	Delaware

50.	HFS.com Real Estate Incorporated	Delaware

51.	HFS.com Real Estate LLC	Delaware

52.	HFS LLC	Delaware

53.	Home Referral Network LLC	Minnesota

54.	JACK GAUGHEN LLC	Delaware

55.	Lakecrest Title, LLC	Tennessee

56.	LAND TITLE AND ESCROW, INC.	Idaho

57.	MARTHA TURNER PROPERTIES, L.P.	Texas

58.	Martha Turner Sotheby’s International Realty Referral Company LLC	Texas

Ex. I - 37

	Grantor	Jurisdiction

59.	MTPGP, LLC	Texas

60.	NRT Arizona Commercial LLC	Delaware

61.	NRT Arizona LLC	Delaware

62.	NRT Arizona Referral LLC	Delaware

63.	NRT California Incorporated	Delaware

64.	NRT Carolinas LLC	Delaware

65.	NRT Carolinas Referral Network LLC	Delaware

66.	NRT Colorado LLC	Colorado

67.	NRT Columbus LLC	Delaware

68.	NRT Commercial LLC	Delaware

69.	NRT Devonshire LLC	Delaware

70.	NRT Devonshire West LLC	Delaware

71.	NRT Hawaii Referral, LLC	Delaware

72.	NRT Mid-Atlantic LLC	Delaware

73.	NRT Missouri LLC	Delaware

74.	NRT Missouri Referral Network LLC	Delaware

75.	NRT New England LLC	Delaware

76.	NRT New York LLC	Delaware

77.	NRT Northfork LLC	Delaware

78.	NRT Philadelphia LLC	Delaware

79.	NRT Pittsburgh LLC	Delaware

80.	NRT Queens LLC	Delaware

81.	NRT Referral Network LLC	Delaware

82.	NRT Relocation LLC	Delaware

83.	NRT REOExperts LLC	Delaware

84.	NRT Sunshine Inc.	Delaware

85.	NRT Texas LLC	Texas

86.	NRT Utah LLC	Delaware

87.	NRT Vacation Rentals Arizona LLC	Delaware

88.	NRT Vacation Rentals California, Inc.	Delaware

89.	NRT Vacation Rentals Delaware LLC	Delaware

Ex. I - 38

	Grantor	Jurisdiction

90.	NRT West, Inc.	California

91.	NRT ZipRealty LLC	Delaware

92.	ONCOR International LLC	Delaware

93.	Real Estate Referral LLC	Delaware

94.	Real Estate Services LLC	Delaware

95.	RealVitalize Affiliates, Inc.	Delaware

96.	RealVitalize Affiliates LLC	Delaware

97.	RealVitalize LLC	Delaware

98.	Referral Associates of New England LLC	Massachusetts

99.	Referral Network LLC	Florida

100.	REFERRAL NETWORK, LLC	Colorado

101.	Secured Land Transfers LLC	Delaware

102.	Sotheby’s International Realty Affiliates LLC	Delaware

103.	Sotheby’s International Realty Global Development Advisors LLC	Delaware

104.	Sotheby’s International Realty Licensee LLC	Delaware

105.	Sotheby’s International Realty Referral Company Inc.	California

106.	Sotheby’s International Realty Referral Company, LLC	Delaware

107.	Sotheby’s International Realty, Inc.	Michigan

108.	The Bain Associates Referral LLC	Washington

109.	The Landover Corporation	Washington

110.	The Sunshine Group, Ltd.	New York

111.	Title Resource Group Settlement Services, LLC	Alabama

112.	TRG Maryland Holdings LLC	Maryland

113.	TRG Settlement Services, LLP	Pennsylvania

114.	Warburg Realty Partnership, Ltd.	New York

115.	WRP91, LLC	New York

116.	ZapLabs LLC	Delaware

Ex. I - 39

Schedule V to the

Second Lien Priority

Collateral Agreement

Excluded Pledges

Equity Interests in majority-owned joint ventures (as listed below):

Name of Entity	Jurisdiction of Organization	Ownership
Bromac Title Services LLC	Delaware	Anywhere Integrated Affiliates Holdings LLC 51%

Burnet Title of Indiana, LLC	Indiana	Secured Land Transfers LLC 75%

Carpenter Title Agency, LLC	Delaware	Anywhere Integrated Affiliates Holdings LLC 51%

First Advantage Title, LLC	Delaware	Anywhere Integrated Affiliates Holdings LLC 51%

Upward Title Company	California	Anywhere Integrated Services LLC 67.55%

Mercury Title LLC	Arkansas	Anywhere Integrated Affiliates Holdings LLC 51%

Metro Title, LLC	Delaware	Anywhere Integrated Affiliates Holdings LLC 55%

Quality Choice Title	Delaware	Anywhere Integrated Affiliates Holdings LLC 81%

REALtech Title LLC	Delaware	TRG Maryland Holdings LLC 51.00%

Riverbend Title, LLC	Delaware	Anywhere Integrated Affiliates Holdings LLC 51%

RT Title Agency, LLC	Delaware	Anywhere Integrated Affiliates Holdings LLC 51%

St. Mary’s Title Service, LLC	New Hampshire	Anywhere Integrated Affiliates Holdings LLC 55%

True Line Technologies LLC	Ohio	Anywhere Integrated Affiliates Holdings LLC 51%

Schedule V - 40

Exhibit I to the Collateral Agreement

SUPPLEMENT NO. [___] (this “Supplement”) dated as of [_____________], 20[___] to the Second Lien Priority Collateral Agreement dated as of August 24, 2023 (the “Collateral Agreement”), among ANYWHERE REAL ESTATE GROUP LLC (the “Company”), ANYWHERE INTERMEDIATE HOLDINGS LLC (“Intermediate Holdings”), each Subsidiary Grantor identified therein and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Indenture dated as of August 24, 2023 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Company, Anywhere Co-Issuer Corp., a Florida corporation, Holdings, Intermediate Holdings, the Subsidiaries of the Company party thereto as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), pursuant to which the Company has duly authorized the issue of the Notes.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or the Collateral Agreement, as applicable.

C. The Company, Intermediate Holdings and each of the Subsidiary Grantors have entered into the Collateral Agreement in order to induce the Holders to purchase and otherwise acquire the Notes. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries of the Company may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Collateral Agreement.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Grantor by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Article 9 Collateral and the Pledged Collateral (as each term is defined in the Collateral Agreement) of the New Grantor. Each reference to a “Grantor” and “Guarantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.

Ex. I - 41

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. The New Grantor is a [company] duly [incorporated] under the law of [name of relevant jurisdiction].

SECTION 4. The New Grantor confirms that no Default has occurred or would occur as a result of the New Grantor becoming a Guarantor or a Grantor under the Collateral Agreement.

SECTION 5. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually or electronically signed counterpart of this Supplement. The words “execution,” “signed,” “signature,” and words of like import in this Joinder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 6. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock and Pledged Debt Securities now owned by the New Grantor and (ii) any and all Intellectual Property now owned by the New Grantor and (b) set forth under its signature hereto, is the true and correct legal name of the New Grantor and its jurisdiction of organization.

SECTION 7. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 8. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Ex. I - 42

SECTION 10. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 15.01 of the Indenture. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as provided in Section 15.01 of the Indenture.

SECTION 11. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

SECTION 12. The Collateral Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by the New Grantor.

Ex. I - 43

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By:
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

Ex. I - 44

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:
Name:
Title:

Ex. I - 45

Schedule I

to Supplement No. [•]

to the Collateral Agreement

Collateral of the New Grantor

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule II to the

Collateral Agreement.]

Ex. I - 46

Exhibit II to the

Collateral Agreement

APPLE RIDGE SECURITIZATION DOCUMENTS

[On file at Simpson Thacher & Bartlett LLP]

Ex. II - 1